Putnam
Balanced
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the appointment of Anthony R. Sellitto, III, to your fund's management team shortly after the close of the fiscal year. Tino recently joined Putnam from Berger Associates and was also formerly associated with Crestone Capital Management. He has 8 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000


REPORT FROM FUND MANAGEMENT

Manuel Weiss
Kevin M. Cronin

In our report to shareholders six months ago, amid increasingly volatile stock market conditions, we discussed the advantages of Putnam Balanced Fund's approach to investing. Since the fund's national debut on April 4, 2000, stock market turbulence has continued while the bond market has strengthened, further confirming the effectiveness of your fund's balanced strategy. At the close of the fiscal year on September 30, 2000, the fund had delivered solid returns due in large part to its investment in a combination of stocks and bonds.

Total return for 12 months ended 9/30/00

      Class A           Class B          Class C          Class M
    NAV     POP       NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   28.40%  21.02%    27.59%  22.59%   27.61%  26.61%   27.89%   23.41%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

The fund is designed for investors who seek the growth potential of stocks but who are also seeking the potential downside protection offered by bond investments. This balanced approach, typically a 60% allocation to stocks and a 40% position in bonds, can offset the risk of downturns in the equity market, such as those we have witnessed in fiscal 2000. Although the stock market had periods of recovery after its sharp declines in April, stocks in most sectors once again suffered downturns by the close of the fund's fiscal year. Despite generally good economic news -- the Federal Reserve Board left interest rates unchanged and the economy began to show signs of slowing -- investors became concerned about high oil prices and some weaker-than-expected corporate earnings. On the other hand, for the first nine months of 2000, the bond market significantly outperformed stocks, the first time that has happened since 1990.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Communications
equipment                 10.1%

Software                  10.0%

Electronics                7.1%

Pharmaceuticals            5.6%

Computers                  5.1%

Footnote reads:
*Based on net assets as of 9/30/00. Holdings will vary over time.


* STOCK HOLDINGS PROVIDE BOOST DESPITE TURBULENCE

While the equity market delivered its share of ups and downs, strategic stock selection, especially in the technology sector, contributed to strong returns for the fiscal period. The greatest portion of the fund's portfolio is invested in the stocks of large, rapidly growing companies. We target companies across a range of industries that are enjoying rising sales and profits and offer attractive long-term growth potential. Although technology has been one of the most volatile sectors, it actually was the strongest performing sector in the fund's equity portfolio.

In technology, we believe that the long-term growth potential is still extraordinary as consumers and businesses continue to demand better, faster, and more sophisticated systems for sending, receiving, and storing data and information. One theme we have capitalized on is the Internet and e-commerce. Throughout the business world, from established blue-chip giants to small emerging firms, competitive companies know they must develop e-commerce strategies to bring their businesses, products, and services online effectively. As a result, we believe businesses that provide e-commerce support have outstanding growth potential.

* E-COMMERCE, NETWORKING STOCKS DELIVER

Among the top performing technology stocks in the fund's portfolio was Brocade Communications Systems. As increasing amounts of data fly across corporate networks, businesses need more efficient methods for storing and managing the information. Brocade is benefiting from this demand with products that allow businesses to improve the performance and increase the size and scope of their computer servers and storage systems. Brocade specializes in fiber channel switches, which help prevent bottlenecks of data in computer storage networks. While this holding and others discussed in this report were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.


"Increasingly volatile market conditions have further confirmed the effectiveness of the fund's balanced strategy."

-- Manuel Weiss, portfolio manager


By offering extremely sophisticated software, fund holding i2
Technologies has become a recognized leader in the business-to-business
(B2B) marketplace. i2 provides software to help companies manage their businesses and to participate effectively in B2B exchanges online.

Redback Networks, another outstanding technology stock in your fund's portfolio, is a powerful competitor in the networking marketplace. Redback's strength is due in large part to a line of products called subscriber management systems. The systems allow businesses, such as telephone companies, to provide high-speed access to a large number of customers using different types of technology, including digital subscriber lines, cable, and wireless.

* HEALTH-CARE SECTOR OFFERS CONTINUED GROWTH POTENTIAL

In the health-care sector, we took advantage of strength in biotechnology stocks such as Genentech, Inc. One of the world's largest biotech firms, Genentech has a large pipeline of products, including treatments for breast cancer and cystic fibrosis and for post-heart attack patients. Another biotech holding, MedImmune, Inc., develops drugs for transplants and infectious diseases. One of its successful products is Synagis, a treatment that helps prevent a common respiratory virus in infants.

Detracting from performance during the period was the fund's underweight position in pharmaceutical stocks. The relatively small number of drug stocks in the portfolio prevented the fund from taking full advantage of their rally in the latter half of the period.

* HIGH-QUALITY BONDS DESIGNED TO OFFSET RISK

A key component of the fund's strategy is its portfolio of high-quality fixed-income securities, designed to cushion the blow of downturns in the stock market. The fund typically divides its assets between U.S. Treasury securities and mortgage-backed securities issued by government-sponsored agencies (GNMA, FNMA, FHLMC). It is important to note that prior to the fund's national debut, this portion of the portfolio also invested in bonds issued by U.S. corporations, which typically offer more risk. We believe that our shift to a portfolio composed strictly of high- quality government securities will allow us to execute the fund's balanced strategy more effectively.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

Cisco Systems, Inc.
Communications equipment

General Electric Co.
Conglomerates

Pfizer, Inc.
Pharmaceuticals

Intel Corp.
Electronics

VERITAS Software Corp.
Software

EMC Corp.
Computers

Oracle Corp.
Software

Redback Networks, Inc.
Communications equipment

Sun Microsystems, Inc.
Computers

Applied Micro Circuits Corp.
Electronics

Footnote reads:
These holdings represent 18.8% of the fund's net assets as of 9/30/00. Portfolio holdings will vary over time.


During the course of your fund's fiscal year, the relative value and performance potential shifted back and forth between Treasuries and mortgage-backed securities. As long-term rates declined in early 2000, Treasuries were the place to be and the fund was positioned to benefit. As the relative prices of mortgage-backed securities became more attractive, we added to the fund's position while selling Treasuries that had performed well. During the second half of the fiscal year, we began to take advantage of higher-yielding mortgage-backed securities that were selling at attractive levels.

* FOCUS REMAINS ON BALANCED APPROACH

As your fund enters a new fiscal year, we believe that its balanced strategy will be especially beneficial if market volatility continues. We plan to take full advantage of the buying opportunities offered by declines in the stock market while strategically selecting fixed-income securities in an effort to reduce the fund's overall risk.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Balanced Fund is designed for investors seeking capital growth and current income by investing in common stocks and in fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 9/30/00

                   Class A        Class B         Class C        Class M
(inception dates) (1/3/95)       (4/4/00)        (4/4/00)        (4/4/00)
                 NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
-----------------------------------------------------------------------------
1 year          28.40%  21.02%  27.59%  22.59%  27.61%  26.61%  27.89%  23.41%
-----------------------------------------------------------------------------
5 years        148.18  134.00  139.39  137.39  139.44  139.44  142.28  133.84
Annual average  19.94   18.53   19.08   18.88   19.08   19.08   19.36   18.52
-----------------------------------------------------------------------------
Life of fund   208.32  190.55  195.72  194.72  195.78  195.78  199.72  189.44
Annual average  21.67   20.42   20.79   20.72   20.80   20.80   21.07   20.34
-----------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                                    Lehman Bros.
                                    Intermediate
                    Russell 1000      Treasury      S&P 500    Consumer
                    Growth Index     Bond Index      Index    price index
-----------------------------------------------------------------------------
1 year                 23.43%          6.08%         13.28%      3.46
-----------------------------------------------------------------------------
5 years               206.00          34.07         166.82      13.32
Annual average         25.06           6.04          21.68       2.53
-----------------------------------------------------------------------------
Life of fund          301.47          48.39         246.24      15.58
Annual average         27.35           7.11          24.11       2.55
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of this period, the fund was offered on a limited basis and had limited assets. Performance data reflect an expense limitation currently or previously in effect, without which total returns would have been lower.




[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

                                                             Lehman Bros.
             Fund's class A     Russell 1000       S&P       Intermediate   Consumer price
Date         shares at POP      Growth Index    500 Index   Treasury Index      index
1/3/95            9,425           10,000         10,000         10,000         10,000
9/30/95          12,424           13,120         12,977         11,068         10,200
9/30/96          14,289           15,928         15,615         11,630         10,506
9/30/97          17,801           21,709         21,931         12,532         10,739
9/30/98          19,969           24,120         23,915         13,887         10,892
9/30/99          24,013           32,527         30,564         13,988         11,172
9/30/00         $29,055          $40,147        $34,624        $14,839        $11,558

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $29,572 ($29,472 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $29,578 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $29,972 ($28,944 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

                       Class A         Class B      Class C       Class M
---------------------------------------------------------------------------
Distributions
(number)                  3               2            2             2
---------------------------------------------------------------------------
Income                 $0.325          $0.056       $0.069        $0.057
---------------------------------------------------------------------------
Capital gains
  Long-term             0.210             --           --            --
---------------------------------------------------------------------------
  Short-term            1.185             --           --            --
---------------------------------------------------------------------------
  Total                $1.720          $0.056       $0.069        $0.057
---------------------------------------------------------------------------
Share value:        NAV     POP          NAV          NAV       NAV     POP
---------------------------------------------------------------------------
9/30/99           $12.63  $13.40          --           --       --      --
---------------------------------------------------------------------------
4/4/00*             --      --         $14.27        $14.27  $14.27  $14.79
---------------------------------------------------------------------------
9/30/00            14.30   15.17        14.29         14.28   14.30   14.82
---------------------------------------------------------------------------

*Inception date for class B, class C, and class M shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell 1000 Growth Index* contains those Russell 1000 Index securities with a greater-than-average growth orientation.

Lehman Brothers Intermediate Treasury Bond Index*+ is an unmanaged list of Treasury bonds that is used as a general gauge of the market for intermediate-term fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+Putnam Management has recently undertaken a review of benchmarks for various funds. This index replaces the Lehman Brothers Government/Corporate Bond
 Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended September 30, 2000

To the Board of Trustees of Putnam Investment Funds and Shareholders of Putnam Balanced Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Balanced Fund (the "fund") at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 3, 2000




THE FUND'S PORTFOLIO
September 30, 2000

COMMON STOCKS (59.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Banking (0.3%)
-------------------------------------------------------------------------------------------------------------------
              2,900 State Street Corp.                                                                $     377,000

Biotechnology (2.7%)
-------------------------------------------------------------------------------------------------------------------
             11,968 Amgen, Inc. (NON)                                                                       835,703
              5,249 Genentech, Inc. (NON)                                                                   974,674
             14,252 MedImmune, Inc. (NON)                                                                 1,100,967
              2,900 Millennium Pharmaceuticals, Inc. (NON)                                                  423,581
                                                                                                      -------------
                                                                                                          3,334,925

Broadcasting (1.1%)
-------------------------------------------------------------------------------------------------------------------
              8,847 Clear Channel Communications, Inc. (NON)                                                499,856
             16,552 Echostar Communications Corp. Class A (NON)                                             873,118
                                                                                                      -------------
                                                                                                          1,372,974

Cable Television (0.6%)
-------------------------------------------------------------------------------------------------------------------
             40,522 AT&T Corp. - Liberty Media Group Class A (NON)                                          729,396

Communications Equipment (10.1%)
-------------------------------------------------------------------------------------------------------------------
             18,284 ADC Telecommunications, Inc. (NON)                                                      491,668
              6,301 Brocade Communications Systems (NON)                                                  1,487,036
             70,600 Cisco Systems, Inc. (NON) (SEG)                                                       3,900,650
             11,802 Comverse Technology, Inc. (NON)                                                       1,274,616
              5,032 Corning, Inc.                                                                         1,494,504
              6,501 Juniper Networks, Inc. (NON)                                                          1,423,313
             11,400 QUALCOMM, Inc. (NON)                                                                    812,250
             10,783 Redback Networks, Inc. (NON)                                                          1,768,412
                                                                                                      -------------
                                                                                                         12,652,449

Computers (5.1%)
-------------------------------------------------------------------------------------------------------------------
              2,700 Ariba, Inc. (NON)                                                                       386,817
             20,613 EMC Corp. (NON)                                                                       2,043,264
              3,100 Inktomi Corp. (NON)                                                                     353,400
              4,500 Network Appliance, Inc. (NON)                                                           573,188
             13,622 Sun Microsystems, Inc. (NON)                                                          1,590,369
              7,111 VeriSign, Inc. (NON)                                                                  1,440,422
                                                                                                      -------------
                                                                                                          6,387,460

Conglomerates (3.8%)
-------------------------------------------------------------------------------------------------------------------
             58,725 General Electric Co.                                                                  3,387,698
             26,865 Tyco International, Ltd.                                                              1,393,622
                                                                                                      -------------
                                                                                                          4,781,320

Consumer Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
              4,158 Estee Lauder Cos. Class A                                                               152,287

Electronics (7.1%)
-------------------------------------------------------------------------------------------------------------------
              7,500 Applied Micro Circuits Corp. (NON)                                                    1,552,969
             56,200 Intel Corp.                                                                           2,335,813
              9,130 JDS Uniphase Corp. (NON)                                                                864,497
              5,302 PerkinElmer, Inc.                                                                       553,396
              5,275 PMC - Sierra, Inc. (NON)                                                              1,135,444
              2,318 SDL, Inc. (NON)                                                                         716,986
             20,111 Texas Instruments, Inc.                                                                 948,988
             10,236 Xilinx, Inc. (NON)                                                                      876,458
                                                                                                      -------------
                                                                                                          8,984,551

Energy (1.3%)
-------------------------------------------------------------------------------------------------------------------
              8,420 BJ Services Co. (NON)                                                                   514,673
             10,700 Nabors Industries, Inc. (NON)                                                           560,680
              9,400 Transocean Sedco Forex, Inc.                                                            551,075
                                                                                                      -------------
                                                                                                          1,626,428

Entertainment (0.7%)
-------------------------------------------------------------------------------------------------------------------
             15,217 Viacom, Inc. Class B (NON)                                                              890,195

Health Care Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
              8,200 UnitedHealth Group, Inc.                                                                809,750
              3,400 Quest Diagnostics, Inc. (NON)                                                           390,150
                                                                                                      -------------
                                                                                                          1,199,900

Insurance (0.6%)
-------------------------------------------------------------------------------------------------------------------
              8,270 American International Group, Inc.                                                      791,336

Investment Banking/Brokerage (1.2%)
-------------------------------------------------------------------------------------------------------------------
              5,900 Goldman Sachs Group, Inc. (The)                                                         672,231
              8,900 Morgan Stanley, Dean Witter, Discover and Co.                                           813,794
                                                                                                      -------------
                                                                                                          1,486,025

Media (0.6%)
-------------------------------------------------------------------------------------------------------------------
              9,889 Time Warner, Inc.                                                                       773,814

Medical Technology (1.1%)
-------------------------------------------------------------------------------------------------------------------
             12,401 PE Corp.                                                                              1,444,717

Natural Gas Utilities (1.2%)
-------------------------------------------------------------------------------------------------------------------
             16,800 Enron Corp.                                                                           1,472,100

Oil & Gas (0.2%)
-------------------------------------------------------------------------------------------------------------------
              4,650 Apache Corp.                                                                            274,931

Pharmaceuticals (5.6%)
-------------------------------------------------------------------------------------------------------------------
             22,268 American Home Products Corp.                                                          1,259,534
              5,568 Andrx Group (NON)                                                                       519,912
              4,044 Forest Laboratories, Inc. (NON)                                                         463,796
             12,900 IVAX Corp. (NON)                                                                        593,400
             15,500 Lilly (Eli) & Co.                                                                     1,257,438
             64,511 Pfizer, Inc.                                                                          2,898,963
                                                                                                      -------------
                                                                                                          6,993,043

Retail (2.2%)
-------------------------------------------------------------------------------------------------------------------
             17,540 Home Depot, Inc. (The)                                                                  930,716
             21,081 Intimate Brands, Inc.                                                                   393,951
             11,930 RadioShack Corp.                                                                        770,976
             14,889 Wal-Mart Stores, Inc.                                                                   716,533
                                                                                                      -------------
                                                                                                          2,812,176

Software (10.0%)
-------------------------------------------------------------------------------------------------------------------
              3,900 Adobe Systems, Inc.                                                                     605,475
              9,500 Agile Software Corp. (NON)                                                              854,406
             14,176 BEA Systems, Inc. (NON)                                                               1,103,956
              6,630 i2 Technologies, Inc. (NON)                                                           1,240,224
              3,497 Micromuse, Inc. (NON)                                                                   702,678
             20,519 Microsoft Corp. (NON)                                                                 1,237,552
             25,158 Oracle Corp. (NON)                                                                    1,981,193
              8,100 Phone.com, Inc. (NON)                                                                   920,363
              7,200 Rational Software Corp. (NON)                                                           499,500
             11,296 Siebel Systems, Inc. (NON)                                                            1,257,386
             15,116 VERITAS Software Corp. (NON)                                                          2,146,472
                                                                                                      -------------
                                                                                                         12,549,205

Technology Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
             16,128 America Online, Inc. (NON)                                                              866,880
             15,041 InfoSpace.com, Inc. (NON)                                                               454,990
              8,500 Paychex, Inc.                                                                           446,250
                                                                                                      -------------
                                                                                                          1,768,120

Telecommunications (1.8%)
-------------------------------------------------------------------------------------------------------------------
             27,941 Metromedia Fiber Network, Inc. Class A (NON)                                            679,316
             11,484 Nextel Communications, Inc. Class A (NON)                                               536,877
             11,000 Nextlink Communications, Inc. Class A (NON)                                             387,063
             19,399 Sprint Corp. (PCS Group) (NON)                                                          680,177
                                                                                                      -------------
                                                                                                          2,283,433
                                                                                                      -------------
                    Total Common Stocks (cost $72,569,448)                                            $  75,137,785


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (33.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (20.2%)
-------------------------------------------------------------------------------------------------------------------
                    Fannie Mae
     $       10,000 7 1/4s, January 15, 2010                                                          $      10,313
            325,000 6 1/2s, August 15, 2004                                                                 324,136
             10,000 5 1/8s, February 13, 2004                                                                 9,569
             24,006 Federal Home Loan Mortgage Association 6s,
                    February 1, 2029                                                                         22,431
                    Federal National Mortgage Association Pass-Through
                    Certificates
          3,996,732 8s, March 1, 2030                                                                     4,050,400
          5,364,589 7 1/2s, with due dates from May 1, 2015 to March 1, 2030                              5,404,526
          9,402,074 6s, with due dates from May 15, 2008 to March 1, 2029                                 8,858,514
             25,000 Freddie Mac 6 7/8s, January 15, 2005                                                     25,270
                    Government National Mortgage Association Pass-Through
                    Certificates
             22,919 9s, October 15, 2016                                                                     24,050
          4,333,878 8s, with due dates from June 15, 2026 to July 15, 2030                                4,413,361
            991,436 7 1/2s, with due dates from November 15, 2029 to
                    June 15, 2030                                                                           994,569
          1,103,830 7s, with due dates from May 15, 2023 to
                    February 15, 2030                                                                     1,089,096
            153,447 6 1/2s, with due dates from September 15, 2024
                    to April 15, 2029                                                                       147,789
                                                                                                      -------------
                                                                                                         25,374,024

U.S. Treasury Obligations (13.5%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          3,245,000 10 5/8s, August 15, 2015                                                              4,660,112
          5,150,000 6 1/4s, May 15, 2030                                                                  5,412,341
            370,000 6 1/8s, November 15, 2027                                                               373,411
                    U.S. Treasury Notes
            415,000 6 3/4s, May 15, 2005                                                                    429,915
          6,000,000 6 1/8s, August 15, 2007                                                               6,059,040
                                                                                                      -------------
                                                                                                         16,934,819
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost 41,983,196)                                                                 $  42,308,843


PREFERRED STOCKS (--%) (a) (cost 16)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                250 TCR Holding Corp zero % cum. pfd. (NON)                                           $           3


SHORT-TERM INVESTMENTS (6.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $  4,000,000 Interest in 843,280,000 joint repurchase agreement dated September 29, 2000 with Morgan Stanley & Co.,
                    Inc. due October 2, 2000 with respect to various
                    U.S. Government obligations -- maturity value of
                    4,002,210 for an effective yield of 6.63%                                         $   4,000,000
          3,893,000 Interest in 800,000,000 joint repurchase agreement dated September 29, 2000 with S.B.C. Warburg, Inc.
                    due October 2, 2000 with respect to various U.S.
                    Government obligations -- maturity value of 3,895,157
                    for an effective yield of 6.65%                                                       3,893,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $7,893,000)                                    $   7,893,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $122,445,660) (b)                                         $ 125,339,631
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $125,549,087.

  (b) The aggregate identified cost on a tax basis is $122,969,109, resulting in gross unrealized appreciation and depreciation of $7,857,015 and $5,486,493, respectively, or net unrealized appreciation of $2,370,522.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirement for futures contracts at September
      30, 2000.

------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2000
                                                               Unrealized
                                Aggregate Face  Expiration   Appreciation/
                    Total Value      Value         Date     (Depreciation)
------------------------------------------------------------------------------
S&P 500 Index
(short)              $3,270,824   $3,428,174      Dec-00      $157,350
US Treasury Note
10yr (long)           2,104,594    2,109,031      Dec-00        (4,437)
US Treasury Note
5yr (long)            1,507,969    1,505,486      Dec-00         2,483
------------------------------------------------------------------------------
                                                              $155,396
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $122,445,660) (Note 1)                                        $125,339,631
-------------------------------------------------------------------------------------------
Cash                                                                                    545
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           447,543
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              702,182
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,746,574
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      53,784
-------------------------------------------------------------------------------------------
Total assets                                                                    128,290,259

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,436,607
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           64,341
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        118,776
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           18,961
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         2,821
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,506
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               48,941
-------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                            6,425
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               42,794
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,741,172
-------------------------------------------------------------------------------------------
Net assets                                                                     $125,549,087

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $121,862,419
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        193,195
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                               444,106
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,049,367
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $125,549,087

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($72,564,909 divided by 5,073,365 shares)                                            $14.30
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.30)*                              $15.17
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($6,215,448 divided by 435,039 shares)**                                             $14.29
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($918,282 divided by 64,325 shares)**                                                $14.28
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($561,511 divided by 39,265 shares)                                                  $14.30
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.30)*                              $14.82
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($45,288,937 divided by 3,166,191 shares)                                            $14.30
-------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                          $ 42,254
-------------------------------------------------------------------------------------------
Interest income (net of foreign tax $45)                                            865,820
-------------------------------------------------------------------------------------------
Total investment income                                                             908,074

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    205,975
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       52,963
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     2,297
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,536
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                50,679
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                10,887
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 1,408
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 1,272
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                          319
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              19,858
-------------------------------------------------------------------------------------------
Registration fees                                                                    36,090
-------------------------------------------------------------------------------------------
Auditing                                                                             27,110
-------------------------------------------------------------------------------------------
Other                                                                                 5,956
-------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                    (102,067)
-------------------------------------------------------------------------------------------
Total expenses                                                                      314,283
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (15,719)
-------------------------------------------------------------------------------------------
Net expenses                                                                        298,564
-------------------------------------------------------------------------------------------
Net investment income                                                               609,510
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    455,778
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      22,732
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the       2,528,004
-------------------------------------------------------------------------------------------
Net gain on investments                                                           3,006,514
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $3,616,024
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                               $     609,510       $   76,507
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                          478,510          428,223
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              2,528,004          141,449
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    3,616,024          646,179
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                               (328,066)         (58,592)
--------------------------------------------------------------------------------------------------
   Class B                                                                (14,095)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                 (2,222)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                 (1,758)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                               (136,973)              --
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                               (451,413)        (357,149)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     118,901,030          588,681
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          121,582,527          819,119

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                       3,966,560        3,147,441
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $193,195 and $57,862, respectively)                        $125,549,087       $3,966,560
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.63       $11.92       $11.90       $11.03       $10.56
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .34(d)       .25(d)       .22          .25          .29
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     3.06         2.02         1.05         2.16         1.18
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   3.40         2.27         1.27         2.41         1.47
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.33)        (.22)        (.25)        (.27)        (.35)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.40)       (1.34)       (1.00)       (1.27)        (.65)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.73)       (1.56)       (1.25)       (1.54)       (1.00)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.30       $12.63       $11.92       $11.90       $11.03
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 28.40        20.25        12.18        24.58        15.01
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $72,565       $3,967       $3,147       $2,769       $2,246
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .91          .78          .77          .71          .73
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)            2.00         2.05         1.82         2.29         2.72
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                275.49       123.90       139.55       151.15       170.75
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the period ended September 30, 2000 reflect a reduction of $0.02 for all classes of shares. For the periods ended September 30, 1999, 1998, 1997 and 1996, expenses reflect a reduction of $0.19, $0.13, $0.12, and $0.15, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-------------------------------------------------
                                   For the period
Per-share                          April 4, 2000+
operating performance             to September 30
-------------------------------------------------
                                        2000
-------------------------------------------------
Net asset value,
beginning of period                   $14.27
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)(d)             .07
-------------------------------------------------
Net realized and unrealized
gain on investments                      .01
-------------------------------------------------
Total from
investment operations                    .08
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.06)
-------------------------------------------------
From net realized gain
on investments                            --
-------------------------------------------------
Total distributions                     (.06)
-------------------------------------------------
Net asset value,
end of period                         $14.29
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Total return at
net asset value (%)(b)                  0.53*
-------------------------------------------------
Net assets, end of period
(in thousands)                        $6,215
-------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .88*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)             .58*
-------------------------------------------------
Portfolio turnover (%)                275.49
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the period ended September 30, 2000 reflect a reduction of $0.02 for all classes of shares. For the periods ended September 30, 1999, 1998, 1997 and 1996, expenses reflect a reduction of $0.19, $0.13, $0.12, and $0.15, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
-------------------------------------------------
                                   For the period
Per-share                          April 4, 2000+
operating performance             to September 30
-------------------------------------------------
                                        2000
-------------------------------------------------
Net asset value,
beginning of period                   $14.27
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)(d)             .07
-------------------------------------------------
Net realized and unrealized
gain on investments                      .01
-------------------------------------------------
Total from
investment operations                    .08
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.07)
-------------------------------------------------
From net realized gain
on investments                            --
-------------------------------------------------
Total distributions                     (.07)
-------------------------------------------------
Net asset value,
end of period                         $14.28
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Total return at
net asset value (%)(b)                  0.55*
-------------------------------------------------
Net assets, end of period
(in thousands)                          $918
-------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .88*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)             .58*
-------------------------------------------------
Portfolio turnover (%)                275.49
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the period ended September 30, 2000 reflect a reduction of $0.02 for all classes of shares. For the periods ended September 30, 1999, 1998, 1997 and 1996, expenses reflect a reduction of $0.19, $0.13, $0.12, and $0.15, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------
                                   For the period
Per-share                          April 4, 2000+
operating performance             to September 30
-------------------------------------------------
                                        2000
-------------------------------------------------
Net asset value,
beginning of period                   $14.27
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)(d)             .09
-------------------------------------------------
Net realized and unrealized
gain on investments                       --
-------------------------------------------------
Total from
investment operations                    .09
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.06)
-------------------------------------------------
From net realized gain
on investments                            --
-------------------------------------------------
Total distributions                     (.06)
-------------------------------------------------
Net asset value,
end of period                         $14.30
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Total return at
net asset value (%)(b)                  0.61*
-------------------------------------------------
Net assets, end of period
(in thousands)                          $562
-------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .76*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)             .70*
-------------------------------------------------
Portfolio turnover (%)                275.49
-------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation in effect during the period (Note
      2). As a result of such limitation, expenses of the fund for the period ended September 30, 2000 reflect a reduction of $0.02 for all classes of shares. For the periods ended September 30, 1999, 1998, 1997 and 1996, expenses reflect a reduction of $0.19, $0.13, $0.12, and $0.15, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-------------------------------------------------
                                  For the period
Per-share                         August 2, 2000+
operating performance             to September 30
-------------------------------------------------
                                        2000
-------------------------------------------------
Net asset value,
beginning of period                   $13.95
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)(d)             .05
-------------------------------------------------
Net realized and unrealized
gain on investments                      .34
-------------------------------------------------
Total from
investment operations                    .39
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.04)
-------------------------------------------------
From net realized gain
on investments                            --
-------------------------------------------------
Total distributions                     (.04)
-------------------------------------------------
Net asset value,
end of period                         $14.30
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Total return at
net asset value (%)(b)                  2.82*
-------------------------------------------------
Net assets, end of period
(in thousands)                       $45,289
-------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .13*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)             .37*
-------------------------------------------------
Portfolio turnover (%)                275.49
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the period ended September 30, 2000 reflect a reduction of $0.02 for all classes of shares. For the periods ended September 30, 1999, 1998, 1997 and 1996, expenses reflect a reduction of $0.19, $0.13, $0.12, and $0.15, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.


NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam Balanced Fund (the "fund") is one of a series of Putnam
Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income.

The fund, which became open to the public on April 4, 2000, offers class A, class B, class C, class M and class Y shares. The fund began offering class B, class C and class M shares on April 4, 2000 and class Y shares on August 2, 2000. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A , class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Original issue discount bonds are accreted according to the yield-to-maturity basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2000, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sales transactions, organization costs, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2000, the fund reclassified $8,937 to increase undistributed net investment income and $743 to decrease paid-in-capital, with an decrease to accumulated net realized gains of $8,194. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. The expenses have been fully amortized as of September 30, 2000.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through March 31, 2001, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 0.80% of the fund's average net assets. Prior to April 3, 2000, the limit was 0.70% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC, a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 2000, fund expenses were reduced by $15,719 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $33,660 and $232 from the sale of class A and class M shares, respectively, and received $89 and $297 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $2,132 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $145,253,088 and $50,611,365, respectively. Purchases and sales of U.S. government obligations aggregated $45,529,568 and $29,456,413, respectively.

Note 4
Capital shares

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,449,088         $76,959,310
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   58,542             777,629
---------------------------------------------------------------------------
                                             5,507,630          77,736,939

Shares
repurchased                                   (748,407)        (10,661,354)
---------------------------------------------------------------------------
Net increase                                 4,759,223         $67,075,585
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     17,014            $208,524
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   35,933             415,741
---------------------------------------------------------------------------
                                                52,947             624,265

Shares
repurchased                                     (2,849)            (35,584)
---------------------------------------------------------------------------
Net increase                                    50,098            $588,681
---------------------------------------------------------------------------

                                               For the period April 4, 2000
                                            (commencement of operations) to
                                                         September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    452,749          $6,456,571
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      928              13,305
---------------------------------------------------------------------------
                                               453,677           6,469,876

Shares
repurchased                                    (18,638)           (268,002)
---------------------------------------------------------------------------
Net increase                                   435,039          $6,201,874
---------------------------------------------------------------------------

                                               For the period April 4, 2000
                                            (commencement of operations) to
                                                         September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     74,279          $1,055,760
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      137               1,967
---------------------------------------------------------------------------
                                                74,416           1,057,727

Shares repurchased                             (10,091)           (144,258)
---------------------------------------------------------------------------
Net increase                                    64,325          $  913,469
---------------------------------------------------------------------------

                                               For the period April 4, 2000
                                            (commencement of operations) to
                                                         September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     57,126            $803,902
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      123               1,758
---------------------------------------------------------------------------
                                                57,249             805,660

Shares repurchased                             (17,984)           (253,164)
---------------------------------------------------------------------------
Net increase                                    39,265            $552,496
---------------------------------------------------------------------------

                                              For the period August 2, 2000
                                            (commencement of operations) to
                                                         September 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,303,950         $46,161,500
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,532             136,973
---------------------------------------------------------------------------
                                             3,313,482          46,298,473

Shares repurchased                            (147,291)         (2,140,867)
---------------------------------------------------------------------------
Net increase                                 3,166,191         $44,157,606
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 4.15% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $911,345 as capital gain, for its taxable year ended September 30, 2000.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

C. Beth Cotner
Vice President

Manuel Weiss
Vice President and Fund Manager

Kevin M. Cronin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN072-65469  318  11/00



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Balanced Fund
Supplement to annual Report dated 9/30/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 9/30/00
                                                         NAV

1 year                                                  28.72%
5 years                                                139.95
Annual average                                          20.23
Life of fund (since class A inception, 1/3/95)         212.86
Annual average                                          21.98

Share value:                                             NAV

8/2/00                                                 $13.95
9/30/00                                                $14.30
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     1       0.044             --           0.044
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
International
New Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the addition of Peter J. Hadden to your fund's management team. Formerly a senior analyst in the Specialty Growth Group, Peter has been with Putnam since 1992. Previously, he was with Travelers Insurance. He has 13 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000

REPORT FROM FUND MANAGEMENT

Robert J. Swift
Stephen P. Dexter
Peter J. Hadden

In the past year, international equity markets have reminded us how often and how quickly investor sentiment can change. During the first several months of Putnam International New Opportunities Fund's fiscal year, which began October 1, 1999, markets showed extraordinary confidence in the growth stocks that your fund favors. Beginning in February, though, investors grew more circumspect and these stocks became more volatile. After sliding into April, growth stocks alternately rallied and corrected for the rest of the period. In spite of the volatility, your fund posted a robust gain for the fiscal year and finished well ahead of its benchmark index. We believe the shifting nature of investors' sentiments stands in contrast to the stability of the long-term growth outlook for most of the stocks that the fund owns. The short-term adversity these sectors have faced does not derail the long-term structural changes that have improved the growth potential of many companies.

Total return for 12 months ended 9/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   21.31%  14.30%   20.49%  15.49%   20.38%  19.38%   20.70%  16.51%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* GROWTH STOCKS CORRECT AFTER EARLY RUN-UP

The technology and telecommunications sectors that represent large portions of your fund's portfolio led international markets to historic gains in the early part of your fund's fiscal year. These sectors are in the early phases of overwhelming change as the world -- the business world, in particular -- taps the full potential of computing and high-speed telecommunications. These technologies can generate greater business efficiencies by cutting costs and thus compel companies to invest in them in order to stay competitive.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

France                17.5%

United Kingdom        16.7%

Japan                 12.9%

Germany               10.1%

United States          6.8%

Footnote reads:
*Based on net assets as of 9/30/00. Holdings will vary over time.

Since February, however, investors have been questioning more critically the profit outlook for the companies supplying and servicing these technologies. Rising short-term interest rates in Europe and the United States prompted a correction in technology stock valuations, which had risen tremendously during February and March. A second problem emerged in the spring and summer, when large European telecom companies paid more than they had anticipated for new government licenses for the next generation of wireless telephone services.


Morningstar, an independent rating agency, gave Putnam International New Opportunities Fund's class A shares 4 out of 5 stars for overall, 3-, and 5-year performance as of September 30, 2000. Of the 1,175 international equity funds rated overall and for the 3-year period, and of the 730 funds rated over 5 years, only 22.5% received 4 stars.

Morningstar rates a fund in relation to other funds with similar investment objectives based on the fund's 3-, 5-, and 10-year weighted returns (if applicable), adjusted for risk factors and sales charges.

Ratings are updated monthly. The top 10% of the funds in an investment category receive 5 stars; the next 22.5% receive 4 stars. Performance of other share classes will vary. Past performance is not indicative of future results.

Although your fund did not own most of the companies that bid for the licenses, the outcome cast a cloud on the telecom sector because of its large spending burden. A third setback occurred over the summer, when sales of major technology products, such as personal computers, telephone handsets, and semiconductors, turned out to be lower than anticipated, though still growing rapidly. These developments led to ongoing volatility in the technology and telecommunications sectors, while other, more defensive stocks performed better.

In response to these events, we reexamined the holdings in the fund, asking the critical questions about profit growth that are a normal part of our investment research. In our judgment, the long-term outlook for the fund's holdings has not changed. Technology spending will continue for years to come. Outside the technology and telecommunications sectors, we also continue to find many attractive growth stocks. European investment companies focused on gathering retirement assets, for example, are beginning to experience the growth that their U.S. counterparts have experienced in the past 10 to 15 years. In short, we remain confident the fund is positioned in companies capable of achieving high rates of growth.

* TOP-PERFORMING HOLDINGS REFLECT BROADER MARKET LEADERSHIP

Amid the recent difficulties for technology and telecommunications stocks, a more diverse group of holdings contributed to the fund's gains. An example is Marschollek, Lautenschlaeger und Partner (MLP), a German financial services company achieving strong growth in the assets it manages. Its marketing has successfully targeted relatively young Germans, in part by cleverly taking advantage of the Internet to build brand recognition. MLP is also poised to benefit as the government moves toward privatizing more of Germany's pension system. Although this holding, as well as others discussed in this report, was viewed favorably by fund management at the end of the reporting period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


Putnam International New Opportunities Fund's class A shares were ranked in the top decile by Lipper for the 5-year period ended September 30, 2000. The fund ranked in the top 8%, or 21 out of 285 international funds that were ranked.

Past performance is no guarantee of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary. The fund was ranked 30 out of 461 (top 7%) for the three-year period and 106 out of 655 (top 17%) for the one-year period. The fund was not ranked over longer periods.

Media stocks also contributed solid gains to the portfolio. Television Francaise (TF1) of France and ProSieben Media of Germany were two of your fund's larger holdings in the media sector. TF1 was one of the best-managed broadcasters in Europe, while ProSieben had been an underperformer that recently underwent a restructuring and change in management. Both firms benefited from an upsurge in European advertising revenues. We took profits on a portion of the TF1 position when it neared our price target.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Nokia OYJ AB, class A
Finland
Communications equipment

Bombardier, Inc.
Canada
Manufacturing

Sanofi-Synthelabo SA
France
Pharmaceuticals

ARM Holdings PLC
United Kingdom
Electronics

Bipop-Carire SpA
Italy
Banking

Marschollek, Lautenschlaeger und
Partner AG DEM $3.05 pfd
Germany
Investment banking/brokerage

NTT DoCoMo, Inc.
Japan
Telecommunications

Vodafone Group PLC
United Kingdom
Telecommunications

Societe Television Francaise 1 (TF1)
France
Broadcasting

Capita Group PLC
United Kingdom
Commercial and consumer services

Footnote reads:
These holdings represent 32.2% of the fund's net assets as of 9/30/00. Portfolio holdings will vary over time.


We also continued to emphasize smaller service companies. An example is in Japan, where the fund owns NTT DoCoMo rather than its parent, NTT, Japan's equivalent of AT&T. NTT DoCoMo's innovative I-mode wireless Internet service has surpassed all sales expectations, signing up 13 million subscribers in its first year. While the telecom financing question has weighed on the entire sector, NTT DoCoMo has continued to outperform its parent and we believe this will remain the case for a long time to come.

* FUNDAMENTAL RESEARCH GOES BEYOND BEATEN PATH

Your fund's strategy relies on fundamental research to find growth companies outside the mainstream of international markets. We scan international markets to identify stocks that have the highest growth rates in their industries. We investigate these companies by dissecting their financial situations and getting to know their leaders. In building the portfolio, we select companies with what we consider the best growth prospects, worrying less about market and sector weightings than many of our competitors.

Our research can often uncover opportunities that few others notice. A recent example is fund holding Bombardier, based in Canada. This company is part of a traditional industry -- aerospace and defense contracting
 -- that holds little attraction for growth investors. However, Bombardier is led by astute managers who identified a growth opportunity in civil aviation: building regional aircraft that seat between 40 and 100 passengers and fly routes under 1,000 miles. Recent advances in technology have made this type of plane more economical for airlines, and regional flights have become one of the fastest growing segments of the airline industry. Bombardier has been one of the fund's top performers this year.

Elan is another relatively obscure holding in the portfolio. This Irish company was one of the few pharmaceutical stocks we chose to own this year because it had more attractive growth prospects than several larger drug companies. Elan has performed well amid volatility.

* FUND STILL FAVORS TECHNOLOGY BUT IS POSITIONED FOR BROADENING MARKET

As the fund moves forward into its 2001 fiscal year, we are constructive on the possibilities for growth stocks. The markets are digesting the negative news from technology and telecommunications companies, which should clear the air for a future rally. It remains imperative for businesses to build out their technological capabilities. Other structural changes, such as growing equity ownership in Europe, are also positive for growth stocks. In addition, interest rates in most major markets are likely to be more stable in the coming year than in the past 12 months. Above all, though, our management team, backed by Putnam's global investment research capabilities, continues to uncover a wide array of growth opportunities that can keep the portfolio well positioned for long-term performance.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International New Opportunities Fund is designed to seek long-term capital appreciation through investments in common stocks that are principally traded outside the United States.


TOTAL RETURN FOR PERIODS ENDED 9/30/00

                    Class A        Class B         Class C         Class M
(inception dates)  (1/3/95)       (7/21/95)       (2/1/99)        (7/21/95)
                  NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           21.31%  14.30%  20.49%  15.49%  20.38%  19.38%  20.70%  16.51%
------------------------------------------------------------------------------
5 years         117.32  104.78  109.65  107.65  109.57  109.57  112.13  104.77
Annual average   16.79   15.41   15.96   15.74   15.95   15.95   16.23   15.41
------------------------------------------------------------------------------
Life of fund    163.08  147.92  152.36  151.36  152.39  152.39  156.20  147.21
Annual average   18.36   17.14   17.50   17.42   17.50   17.50   17.81   17.08
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                       MSCI Emerging     MSCI EAFE        Consumer
                       Markets Index       Index         price index
-----------------------------------------------------------------------
1 year                     2.93%            3.18%           3.46%
-----------------------------------------------------------------------
5 years                   -4.09            50.91           13.32
Annual average            -0.83             8.57            2.53
-----------------------------------------------------------------------
Life of fund             -11.05            61.29           15.58
Annual average            -2.02             8.67            2.55
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation previously in effect. Without it, total returns would have been lower. For a portion of this period, the fund was offered on a limited basis and had limited assets.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

                Fund's class A    MSCI Emerging    MSCI EAFE  Consumer price
Date            shares at POP     Markets Index      Index        index

1/3/95              9,425            10,000          10,000       10,000
9/30/95            11,408             9,274          10,688       10,200
9/30/96            12,978             9,723          11,609       10,506
9/30/97            15,151            10,307          13,023       10,739
9/30/98            13,277             5,418          11,937       10,892
9/30/99            20,437             8,642          15,632       11,172
9/30/00           $24,792            $8,895         $16,129      $11,558

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $25,236 ($25,136 with a contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $25,239 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $25,620 ($24,721 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

----------------------------------------------------------------------------
                       Class A         Class B    Class C      Class M
----------------------------------------------------------------------------
Distributions
(number)                  1               1          1            1
----------------------------------------------------------------------------
Income                    --              --         --           --
----------------------------------------------------------------------------
Capital gains
  Long-term             $1.406          $1.406     $1.406       $1.406
----------------------------------------------------------------------------
  Short-term             0.062           0.062      0.062        0.062
----------------------------------------------------------------------------
  Total                 $1.468          $1.468     $1.468       $1.468
----------------------------------------------------------------------------
Share value:          NAV     POP         NAV        NAV      NAV     POP
----------------------------------------------------------------------------
9/30/99              $16.64  $17.66    $16.20     $16.58     $16.38  $16.97
----------------------------------------------------------------------------
9/30/00               18.94   20.10     18.28      18.72      18.53   19.20
----------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

Morgan Stanley Capital International (MSCI) Emerging Markets Index* is an unmanaged list of equity securities from emerging markets with all values expressed in U.S. dollars.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended September 30, 2000

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam International New Opportunities Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International New Opportunities Fund (the "fund") at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 3, 2000




THE FUND'S PORTFOLIO
September 30, 2000

COMMON STOCKS (92.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (4.4%)
-------------------------------------------------------------------------------------------------------------------
          2,282,842 Havas Advertising SA (France)                                                     $  36,049,226
          1,098,670 Publicis Groupe (France)                                                             33,535,935
          5,491,635 WPP Group PLC (United Kingdom)                                                       65,744,756
                                                                                                      -------------
                                                                                                        135,329,917

Banking (4.7%)
-------------------------------------------------------------------------------------------------------------------
          2,748,985 Banca Fideuram SpA (Italy)                                                           45,544,403
         11,089,039 Bipop-Carire SpA (Italy) (REL)                                                       97,534,020
                                                                                                      -------------
                                                                                                        143,078,423

Beverage (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,116,800 Companhia de Bebidas das Americas ADR (Brazil)                                       24,709,200

Broadcasting (7.2%)
-------------------------------------------------------------------------------------------------------------------
          3,009,582 Capital Radio PLC (United Kingdom)                                                   63,386,311
              1,519 Fuji Television Network, Inc. (Japan)                                                19,685,273
            417,460 ProSieben Media AG (Germany)                                                         47,508,534
          1,564,383 Societe Television Francaise 1 (T.F.1.) (France)                                     89,706,414
                                                                                                      -------------
                                                                                                        220,286,532

Capital Goods (1.2%)
-------------------------------------------------------------------------------------------------------------------
            176,433 Altran Technologies SA (France)                                                      37,215,722

Commercial and Consumer Services (4.0%)
-------------------------------------------------------------------------------------------------------------------
          9,081,772 Capita Group PLC (United Kingdom)                                                    80,537,154
            371,790 GfK AG (Germany)                                                                     14,530,096
          1,277,134 Securitas AB, Class B (Sweden)                                                       27,922,383
                                                                                                      -------------
                                                                                                        122,989,633

Communications Equipment (5.9%)
-------------------------------------------------------------------------------------------------------------------
          3,098,939 Nokia OYJ AB, Class A (Finland)                                                     125,539,952
            925,362 Nortel Networks Corp. (Canada)                                                       55,585,704
                                                                                                      -------------
                                                                                                        181,125,656

Computers (3.4%)
-------------------------------------------------------------------------------------------------------------------
          3,098,100 Baltimore Technologies PLC (United Kingdom) (NON)                                    31,595,043
            373,506 Certicom Corp. (Canada) (NON)                                                        14,800,185
            697,260 Dassault Systemes SA (France)                                                        56,683,563
                200 Trend Micro, Inc. (Japan) (NON)                                                          26,863
                                                                                                      -------------
                                                                                                        103,105,654

Conglomerates (1.1%)
-------------------------------------------------------------------------------------------------------------------
         14,959,505 Aegis Group PLC (United Kingdom)                                                     32,280,817
          2,164,727 Aegis Group PLC 144A (United Kingdom)                                                 4,671,221
                                                                                                      -------------
                                                                                                         36,952,038

Consumer Goods (--%)
-------------------------------------------------------------------------------------------------------------------
                 90 FANCL INTERNATIONAL, Inc. (Japan)                                                         7,215
              4,777 Hindustan Lever, Ltd. (India) (NON)                                                      21,654
                                                                                                      -------------
                                                                                                             28,869

Electrical Equipment (0.7%)
-------------------------------------------------------------------------------------------------------------------
             61,400 Keyence Corp. (Japan)                                                                21,256,688

Electronics (14.0%)
-------------------------------------------------------------------------------------------------------------------
          9,052,324 ARM Holdings PLC (United Kingdom) (NON)                                             100,612,598
          8,068,800 Chartered Semiconductor Manufacturing, Ltd. (Singapore) (NON)                        51,479,296
            607,542 Epcos AG (Germany) (NON)                                                             49,309,567
                 10 FUJISOFT ABC, Inc. (Japan)                                                                  686
          4,611,100 Hon Hai Precision Industry, Co., Ltd. (Taiwan)                                       30,338,122
            387,000 Murata Manufacturing Co., Ltd. (Japan)                                               53,376,840
             73,500 ROHM Co., Ltd. (Japan)                                                               20,145,654
          1,207,117 STMicroelectronics NV ADR (France)                                                   57,488,947
         14,481,440 Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) (NON)                          48,101,877
          1,618,435 Venture Manufacturing, Ltd. (Singapore)                                              15,628,065
                                                                                                      -------------
                                                                                                        426,481,652

Engineering & Construction (1.5%)
-------------------------------------------------------------------------------------------------------------------
            749,700 Coflexip SA ADR (France)                                                             46,668,825

Financial (1.4%)
-------------------------------------------------------------------------------------------------------------------
              8,125 Julius Baer Holding, Ltd. AG, Class B (Switzerland)                                  42,153,139

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
            183,650 C TWO-NETWORK Co., Ltd. (Japan)                                                      14,789,919

Insurance (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,215,900 Aegon NV (Netherlands)                                                               45,856,513
          2,280,464 Skandia Forsakrings AB (Sweden)                                                      45,239,782
                                                                                                      -------------
                                                                                                         91,096,295

Investment Banking/Brokerage (3.3%)
-------------------------------------------------------------------------------------------------------------------
            422,910 Consors Discount Broker AG (Germany) (NON)                                           44,397,853
          2,960,906 TD Waterhouse Group, Inc. (NON)                                                      55,146,874
                                                                                                      -------------
                                                                                                         99,544,727

Manufacturing (3.4%)
-------------------------------------------------------------------------------------------------------------------
          6,054,722 Bombardier, Inc. (Canada)                                                           104,662,437

Oil & Gas (1.7%)
-------------------------------------------------------------------------------------------------------------------
            344,950 TotalFinaElf SA, Class B (France)                                                    50,455,409

Pharmaceuticals (10.0%)
-------------------------------------------------------------------------------------------------------------------
          1,011,400 Elan Corp. PLC ADR (Ireland) (NON)                                                   55,374,150
          1,458,000 Fujisawa Pharmaceutical Co., Ltd. (Japan)                                            53,715,079
          1,919,025 Sanofi-Synthelabo SA (France)                                                       103,101,499
             20,404 Serono SA, Class B (Switzerland)                                                     24,914,606
          1,025,000 Takeda Chemical Industries (Japan)                                                   67,745,071
                                                                                                      -------------
                                                                                                        304,850,405

Publishing (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,339,087 Gruppo Editoriale L' Espresso SpA (Italy)                                            40,386,130

Retail (0.4%)
-------------------------------------------------------------------------------------------------------------------
         13,415,635 Esprit Holdings, Ltd. (Hong Kong)                                                    11,012,360
             81,800 Tsuruha Co., Ltd. (Japan)                                                             1,741,553
                                                                                                      -------------
                                                                                                         12,753,913

Semiconductor (0.6%)
-------------------------------------------------------------------------------------------------------------------
            508,979 ASM Lithography Holding NV (Netherlands) (NON)                                       16,883,200

Software (7.0%)
-------------------------------------------------------------------------------------------------------------------
          1,259,020 Amdocs, Ltd. (NON)                                                                   78,531,373
            655,840 BCE Emergis, Inc. (Canada) (NON)                                                     31,394,508
            199,000 Business Objects SA (France) (NON)                                                   22,499,438
            100,200 Oracle Corp. (Japan)                                                                 23,076,701
            298,500 SAP AG (Systeme, Anwendungen, Produkte in der
                    Datenverarbeitung) (Germany)                                                         57,407,401
                                                                                                      -------------
                                                                                                        212,909,421

Technology Services (1.6%)
-------------------------------------------------------------------------------------------------------------------
            750,700 Logica PLC (United Kingdom)                                                          24,687,145
                 60 OBIC Co., Ltd. (Japan)                                                                   21,383
                198 Yahoo Japan Corp. (Japan) (NON)                                                      24,559,844
                                                                                                      -------------
                                                                                                         49,268,372

Telecommunications (9.5%)
-------------------------------------------------------------------------------------------------------------------
          5,193,000 China Mobile (Hong Kong), Ltd. (Hong Kong) (NON)                                     34,468,140
            533,553 COLT Telecom Group PLC (United Kingdom) (NON)                                        15,298,672
            869,307 KPN Qwest NV (Netherlands) (NON)                                                     24,732,610
              3,311 NTT DoCoMo, Inc. (Japan)                                                             95,011,571
          1,151,296 SK Telecom Co., Ltd. ADR (Korea)                                                     29,501,961
         24,691,171 Vodafone Group PLC (United Kingdom)                                                  92,146,216
                                                                                                     --------------
                                                                                                        291,159,170
                                                                                                     --------------
                    Total Common Stocks (cost $2,463,106,903)                                        $2,830,141,346


PREFERRED STOCKS (3.1%) (a) (cost $54,762,019)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            639,902 Marshollek, Lautenschlaeger und Partner (MLP)
                    AG DEM 3.05 pfd. (Germany)                                                           95,686,402


UNITS (0.9%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             98,000 Infosys Technologies, Ltd. 144A Equity Participation Notes
                    (issued by Goldman Sachs) (India)                                                $   15,634,920
             21,705 Infosys Technologies, Ltd. Equity Participation Notes
                    (issued by Goldman Sachs) (India)                                                     7,258,152
             12,500 Infosys Technologies, Ltd. Equity Participation Notes
                    (issued by Goldman Sachs) (India)                                                     4,322,375
                                                                                                     --------------
                    Total Units (cost $27,507,909)                                                   $   27,215,447


SHORT-TERM INVESTMENTS (2.4%) (a) (cost $73,185,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   73,185,000 Interest in $800,000,000 joint repurchase agreement dated
                    September 29, 2000 with S.B.C. Warburg, Inc. due
                    October 2, 2000 with respect to various U.S. Government
                    Agency obligations -- maturity value of $73,225,557
                    for an effective yield of 6.65%                                                  $   73,185,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,618,561,831) (b)                                      $3,026,228,195
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,056,339,416.

  (b) The aggregate identified cost on a tax basis is $2,670,566,161, resulting in gross unrealized appreciation and depreciation of $588,386,820 and $232,724,786, respectively, or net unrealized appreciation of $355,662,034.

(NON) Non-income-producing security.

(REL) BiPop-Carire SpA is involved in a joint venture with Putnam Investments.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2000:
      (as percentage of Market Value)

      Canada                     6.8%        Netherlands            2.9%
      Finland                    4.2         Singapore              2.2
      France                    17.6         Sweden                 2.4
      Germany                   10.2         Switzerland            2.2
      Hong Kong                  1.5         Taiwan                 2.6
      Ireland                    1.8         United Kingdom        16.9
      Italy                      6.1         United States          6.8
      Japan                     13.1         Other                  1.7
      Korea                      1.0                             ------
                                             Total                100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,618,561,831) (Note 1)                                    $3,026,228,195
-------------------------------------------------------------------------------------------
Foreign currency (cost $29,270,561)                                              29,265,777
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,512,725
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           21,078,719
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   98,250,873
-------------------------------------------------------------------------------------------
Total assets                                                                  3,176,336,289

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    234,675
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       43,754,553
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 64,753,205
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      7,070,487
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,524,845
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        62,770
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,392
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,209,763
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              379,183
-------------------------------------------------------------------------------------------
Total liabilities                                                               119,996,873
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,056,339,416

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,279,411,304
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                      369,296,393
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                    407,631,719
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $3,056,339,416

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,473,001,359 divided by 77,760,273 shares)                                        $18.94
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.94)*                              $20.10
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,397,980,900 divided by 76,475,482 shares)**                                      $18.28
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($78,295,143 divided by 4,181,691 shares)**                                          $18.72
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($107,062,014 divided by 5,776,836 shares)                                           $18.53
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.53)*                              $19.20
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,053,334)                                   $ 12,903,549
-------------------------------------------------------------------------------------------
Interest                                                                          3,297,847
-------------------------------------------------------------------------------------------
Total investment income                                                          16,201,396

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 27,905,280
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    7,212,153
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   40,686
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     30,153
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,819,252
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            15,023,190
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               513,326
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               923,986
-------------------------------------------------------------------------------------------
Amortization of organization expense (Note 1)                                           809
-------------------------------------------------------------------------------------------
Other                                                                             1,954,479
-------------------------------------------------------------------------------------------
Total expenses                                                                   57,423,314
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (2,015,111)
-------------------------------------------------------------------------------------------
Net expenses                                                                     55,408,203
-------------------------------------------------------------------------------------------
Net investment loss                                                             (39,206,807)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                421,976,708
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                      12,179,060
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                7,727,311
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                     (100,695,958)
-------------------------------------------------------------------------------------------
Net gain on investments                                                         341,187,121
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $301,980,314
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $   (39,206,807) $   (15,335,477)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                         434,155,768      286,475,647
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies          (92,968,647)     487,599,465
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  301,980,314      758,739,635
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (83,745,720)              --
--------------------------------------------------------------------------------------------------
   Class B                                                            (96,628,196)              --
--------------------------------------------------------------------------------------------------
   Class C                                                             (1,069,631)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (7,574,077)              --
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          893,726,878     (207,264,183)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                        1,006,689,568      551,475,452

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   2,049,649,848    1,498,174,396
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $5,302,910, respectively)                        $3,056,339,416   $2,049,649,848
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.64       $10.81       $13.60       $11.69       $10.29
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.18)        (.06)        (.04)        (.03)         .04(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              3.95         5.89        (1.63)        1.98         1.37
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   3.77         5.83        (1.67)        1.95         1.41
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.01)        (.04)        (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.47)          --        (1.11)          --(d)        --(d)
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --           --(d)        --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.47)          --        (1.12)        (.04)        (.01)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.94       $16.64       $10.81       $13.60       $11.69
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 21.31        53.93       (12.37)       16.74        13.76
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,473,001     $905,842     $630,422     $859,999     $499,396
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.39         1.54         1.75         1.75         1.95(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.83)        (.45)        (.30)        (.24)         .34
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                151.67       204.39       170.28       141.29        24.69
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
    September 30, 1996 reflect a reduction of $0.01 per share for each class.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.20       $10.61       $13.45       $11.61       $10.28
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.33)        (.16)        (.13)        (.13)        (.05)(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              3.88         5.75        (1.60)        1.97         1.39
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   3.55         5.59        (1.73)        1.84         1.34
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.47)          --        (1.11)          --(d)        --(d)
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --           --(d)        --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.47)          --        (1.11)          --         (.01)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.28       $16.20       $10.61       $13.45       $11.61
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 20.49        52.69       (12.98)       15.87        13.02
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,397,981   $1,053,443     $803,785   $1,079,912     $573,129
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.10         2.29         2.50         2.50         2.72(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)         (1.54)       (1.20)       (1.05)        (.99)        (.43)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                151.67       204.39       170.28       141.29        24.69
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
    September 30, 1996 reflect a reduction of $0.01 per share for each class.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                            Year ended  Feb. 1, 1999+
operating performance                 Sept. 30   to Sept. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $16.58       $13.82
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment loss (a)                 (.34)        (.12)
--------------------------------------------------------------
Net realized and unrealized
gain on investments                     3.95         2.88
--------------------------------------------------------------
Total from
investment operations                   3.61         2.76
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                         --           --
--------------------------------------------------------------
From net realized gain
on investments                         (1.47)          --
--------------------------------------------------------------
Return of capital                         --           --
--------------------------------------------------------------
Total distributions                    (1.47)          --
--------------------------------------------------------------
Net asset value,
end of period                         $18.72       $16.58
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 20.38        19.97*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $78,295       $6,780
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.14         1.52*
--------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)         (1.56)        (.78)*
--------------------------------------------------------------
Portfolio turnover (%)                151.67       204.39
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended September 30, 1996 reflect a reduction of $0.01 per share for each class.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.38       $10.69       $13.51       $11.64       $10.29
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.29)        (.13)        (.10)        (.10)        (.02)(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              3.91         5.82        (1.61)        1.98         1.38
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   3.62         5.69        (1.71)        1.88         1.36
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.01)        (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.47)          --        (1.11)          --(d)        --(d)
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --           --(d)        --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.47)          --        (1.11)        (.01)        (.01)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.53       $16.38       $10.69       $13.51       $11.64
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 20.70        53.23       (12.76)       16.12        13.22
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $107,062      $83,585      $63,967      $91,390      $52,182
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.89         2.04         2.25         2.25         2.46(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)         (1.33)        (.95)        (.80)        (.74)        (.17)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                151.67       204.39       170.28       141.29        24.69
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
    September 30, 1996 reflect a reduction of $0.01 per share for each class.



NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "Fund") is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks that offer potential for capital appreciation and are primarily traded in security markets outside the United States.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2000, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, foreign taxes, and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2000, the fund reclassified $33,903,897 to decrease accumulated net investment loss with a decrease to accumulated net realized gains of $33,903,897. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. The expenses have been fully amortized on a projected net asset basis over a five-year period as of September 30, 2000.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended September 30, 2000, fund expenses were reduced by $2,015,111 under expense-offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,933 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.90%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. Prior to May 1, 2000, the annual rate for class B was 1.00%.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $1,197,520 and $63,396 from the sale of class A and class M shares, respectively, and received $1,237,312 and $17,289 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30,2000, Putnam Retail Management, Inc., acting as underwriter received $108,024 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,420,444,744 and $4,808,895,484, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                103,070,949      $2,286,185,394
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,512,320          78,395,042
---------------------------------------------------------------------------
                                           106,583,269       2,364,580,436

Shares
repurchased                                (83,249,638)     (1,837,726,805)
---------------------------------------------------------------------------
Net increase                                23,333,631      $  526,853,631
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 97,757,355      $1,353,981,693
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            97,757,355       1,353,981,693

Shares
repurchased                               (101,658,562)     (1,416,390,912)
---------------------------------------------------------------------------
Net decrease                                (3,901,207)     $  (62,409,219)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,936,053        $535,041,162
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,742,448          81,024,002
---------------------------------------------------------------------------
                                            27,678,501         616,065,164

Shares
repurchased                                (16,226,133)       (350,411,620)
---------------------------------------------------------------------------
Net increase                                11,452,368        $265,653,544
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,537,016       $ 157,850,106
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            11,537,016         157,850,106

Shares
repurchased                                (22,303,116)       (297,113,522)
---------------------------------------------------------------------------
Net decrease                               (10,766,100)      $(139,263,416)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,472,457        $146,312,199
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   37,374             829,333
---------------------------------------------------------------------------
                                             6,509,831         147,141,532

Shares
repurchased                                 (2,737,110)        (59,138,017)
---------------------------------------------------------------------------
Net increase                                 3,772,721        $ 88,003,515
---------------------------------------------------------------------------

                                            For the period February 1, 1999
                                            (commencement of operations) to
                                                         September 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    525,383          $7,702,343
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               525,383           7,702,343

Shares
repurchased                                   (116,413)         (1,625,823)
---------------------------------------------------------------------------
Net increase                                   408,970          $6,076,520
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,498,661        $218,089,136
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  307,462           6,736,483
---------------------------------------------------------------------------
                                            10,806,123         224,825,619

Shares
repurchased                                (10,133,019)       (211,609,431)
---------------------------------------------------------------------------
Net increase                                   673,104        $ 13,216,188
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,876,518        $ 39,720,844
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,876,518          39,720,844

Shares
repurchased                                 (3,757,198)        (51,388,912)
---------------------------------------------------------------------------
Net decrease                                  (880,680)       $(11,668,068)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $337,251,134 as capital gains for its taxable year ended September 30, 2000.

For the year ended September 30, 2000, interest and dividends from foreign countries were $14,751,787 or $0.090 per share (for all classes of shares). Taxes paid to foreign countries were $2,053,334 or $0.013 per share (for all classes of shares).

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Robert J. Swift
Vice President and Fund Manager

Stephen P. Dexter
Vice President and Fund Manager

Peter J. Hadden
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN010-65453  539/2AH/2AI  11/00


Putnam
Global Growth
and Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the appointment of Colin Moore to your fund's management team. Colin joined Putnam earlier this year from Rockefeller & Co., Inc., and has 18 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000

REPORT FROM FUND MANAGEMENT

Deborah F. Kuenstner
Colin Moore
Hugh H. Mullin
George W. Stairs

Putnam Global Growth and Income Fund's 2000 fiscal year closed September 30, 2000, under conditions that were markedly different from those of just a year ago. During the period, technology's dominance over world markets gave way, as did the somewhat cavalier attitude toward earnings and profits that had characterized the technology bubble. In the wake of the market's correction in March 2000, investors reverted to a more cautious approach and once again embraced traditional stock valuation methods including price/earnings ratios, price/book ratios, dividend yields, and profit margins. While individual attractively priced value stocks became more popular among investors, market leadership broadened to include sectors that historically have been associated with value investing. Volatility has remained high, and ongoing changes in world markets have created a challenging environment in which to invest your fund's assets.

Total return for 12 months ended 9/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   5.10%  -0.95%    4.26%  -0.54%    4.48%   3.52%    4.46%   0.78%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MARKETS CHANGED SIGNIFICANTLY DURING YEAR

From September to March, markets favored richly valued stocks, primarily from rapidly growing technology, telecommunications, and Internet companies. Large-capitalization stocks offered better returns than smaller-cap issues, and non-U.S. stocks outperformed domestic stocks. However, by the end of the fiscal period, the backdrop had shifted to such an extent that many traditional value sectors are now outperforming traditional growth sectors. Investors rotated assets out of technology and into sectors with strong fundamentals, including the financial, health-care, utilities, and energy sectors. Investors also developed an appetite for earnings and now favor companies with proven track records for earnings and dividends. Domestic stocks produced better returns than non-U.S. issues over the last six months of the period.



[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY SECTORS]

TOP COUNTRY SECTORS*

United States             56.4%

United Kingdom            11.1%

Japan                      8.6%

France                     4.7%

Netherlands                4.2%

Footnote reads:
*Based on net assets as of 9/30/00. Holdings will vary over time.


Despite all these changes, several themes remained constant throughout the year. Mergers and acquisitions continued at a heightened pace. Capital spending on new technologies contributed greatly to economic growth. Inflation was kept in check by restrictive monetary policies, and significant productivity gains were wrought from technological advances. Your fund remained focused on identifying undervalued companies throughout the world that are taking positive steps to improve returns for their shareholders.

* SECTOR WEIGHTINGS PLAY IMPORTANT ROLE IN RETURNS

Many factors contribute to your fund's performance, the most important of which is stock selection. We carefully research and scrutinize stocks to find those that satisfy a combination of stringent requirements including healthy fundamentals, a history of paying dividends, effective management, strong market position, financial muscle, and perhaps most important, an action plan for increasing shareholder value.

In our effort to identify promising stocks, we also take cues from the market, which influences what sectors are shifting in and out of favor at any given time. Taking into consideration the dynamic quality of market sectors, it should be evident that our decision to emphasize or deemphasize particular sectors can have an important influence on performance results. When combined with stock selection, the results can be highly effective. Superior stock selection within an out-of-favor sector can contribute positively to overall fund performance, especially if we are underweight in that sector.

* SECTOR AND STOCK SELECTION HIGHLIGHTS

From our perspective, the communications services sector had an exceptionally strong, positive impact on the fund. This sector, which includes local and long-distance telephone service providers, suffered greatly in the latter half of the year; in fact, it has been the worst-performing U.S. market sector to date in calendar year 2000. The good news is that your fund was underweighted relative to its benchmark and our stock selections in the sector produced superior returns. The overall result was rewarding to fund shareholders. BCE, Inc., a Canadian telecommunications company that was highlighted in the fund's semiannual report, was the portfolio's best-performing stock during the year and contributed significantly to the fund's returns. While this stock, as well as others mentioned in this report, was viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


"When hot technology stocks dropped sharply last spring, investors in the United States and abroad shifted to out-of-favor financial and industrial shares. Since then, undervalued overseas sectors have outshined their market benchmarks."

 -- Individual Investor, November 2000


Your fund benefited from overweighting in the financial sector, which was among the market's top-performing sectors during the period. Rising interest rates clouded the outlook for financial companies earlier in the year, and despite healthy fundamentals, valuations dropped to extremely low levels. We bought shares of high-quality companies that later rebounded when investors changed their priorities. Strong stock selection within the financial sector magnified the benefits of our overweight position. Among the fund's holdings were Bank of New York, Fannie Mae, Italian bank San Paolo-IMI S.p.A., and Dutch banking and insurance company ING Groep N.V.

Our underweight position in consumer cyclicals worked to the fund's advantage, as the sector was weak in 2000. Our excellent stock selection within this sector produced superior returns and boosted fund performance. Among our stock picks was Reed International Plc, a U.K. holding company with a 50% interest in Reed Elsevier, which publishes industry-specific materials for scientific, legal, and business concerns. As of the fiscal year-end, the stock had appreciated 49% since we purchased it, roughly six months earlier.

Utilities presented an interesting challenge and mixed results. Stocks of foreign utilities companies underperformed, while domestic companies, electric utilities in particular, were unusually strong performers. In the United States, high demand and regional shortages drove prices for electrical power skyward. U.S. holding Entergy Corp. provides electrical power to more than two million commercial and residential customers throughout Arkansas, Texas, Louisiana, and Mississippi. It uses nuclear generators, natural gas, and coal-fired plants to generate electricity. Your fund's position in Entergy stock appreciated 28% during the year.

Sharp increases in the prices of oil, natural gas, and derivative petroleum products have benefited oil and gas providers and the companies that service them. Fund holdings included familiar names such as ExxonMobil Corp., British Petroleum Co., Royal Dutch Petroleum Co., and TotalFina Elf. Fund holdings Halliburton Co. and Schlumberger Ltd. provide services to the oil and gas industry. Your fund enjoyed generally strong returns from the energy sector.

The health-care sector, long undervalued, was given a boost when assets that had been invested in technology were redistributed after the market corrected in March. Among health-care stocks, pharmaceuticals took the lead. Worth mentioning is fund holding Aventis S.A., the product of a 1999 merger between the former Rhone Poulenc and Hoechst companies. Aventis exemplifies the sort of company this fund seeks -- it has the qualities of "cheapness and change," which we alluded to in our discussion of stock selection. Formerly a chemical conglomerate, it transformed itself into a life-sciences company under the guidance of an innovative CEO. The company produces prescription drugs, vaccines, diagnostic products, herbicides, and insecticides as well as medicines for veterinary use. A streamlined research and development process has produced two promising products now in the pipeline. The fund's shares of Aventis are up 86% since the merger. Other pharmaceutical holdings with notable returns are Pharmacia Corp., Merck, and Schering-Plough.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

ExxonMobil Corp.
United States
Energy

SBC Communications, Inc.
United States
Communications services

Citigroup, Inc.
United States
Financial

IBM Corp.
United States
Technology

Merck & Co., Inc.
United States
Health care

Bristol-Myers Squibb Co.
United States
Health care

Royal Dutch Petroleum Co. Plc ADR
Netherlands
Energy

BCE, Inc.
Canada
Communications services

Akzo-Nobel NV
Netherlands
Basic materials

Total Fina Elf S.A.
France
Energy

Footnote reads:
These holdings represent 13.0% of the fund's net assets as of 9/30/00. Portfolio holdings will vary over time.


Consumer staples was a weak sector, and yet our underweight position and strong stock selection among domestic offerings combined to net a positive for the fund. Valuations in this sector remain attractive, and we recently introduced shares of Coca-Cola, McDonald's, and Procter and Gamble to the portfolio.

Portfolio negatives included an overweight position in basic materials, a sector that has fallen out of favor, and disappointing performance from the fund's stocks within the capital goods sector.

* FUND STRATEGY ACKNOWLEDGES SLOWING ECONOMY

Looking ahead, we expect the economy will grow at a slower rate and that further interest-rate increases by the Federal Reserve Board will not be necessary in the near term. With regard to the possible inflationary effect of rising oil prices, we believe any increase in inflation will be modest and temporary. In our opinion, the opportunities to own high-quality companies at attractive valuations remain abundant. In our effort to position the fund for strong performance in a slowing economy, we are currently emphasizing consumer staples, health-care, utilities, and financial stocks. We have trimmed basic materials and are adding selectively to technology and communications services companies. The balance between U.S. and non-U.S. investments has tipped slightly in favor of domestic companies, with domestic equities currently representing about 51% of the portfolio. Your fund remains an appropriate choice for long-term investors seeking both capital appreciation and income from a global marketplace.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth and Income Fund is designed for investors seeking capital growth through investing primarily in stocks of companies in the United States and worldwide.


TOTAL RETURN FOR PERIOD ENDED 9/30/00

                      Class A        Class B         Class C         Class M
(inception dates)    (1/3/95)       (11/5/97)       (7/26/99)       (11/5/97)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            5.10%  -0.95%   4.26%  -0.54%   4.48%   3.52%   4.46%   0.78%
------------------------------------------------------------------------------
5 years          95.78   84.49   87.33   85.33   89.00   89.00   89.65   82.92
Annual average   14.38   13.03   13.38   13.13   13.58   13.58   13.66   12.84
------------------------------------------------------------------------------
Life of fund    122.04  109.24  110.66  109.66  113.30  113.30  113.90  106.52
Annual average   14.91   13.73   13.86   13.77   14.11   14.11   14.16   13.47
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIOD ENDED 9/30/00

                                       MSCI          Consumer
                                    World Index     price index
-----------------------------------------------------------------
1 year                                 8.16%           3.46%
-----------------------------------------------------------------
5 years                               97.84           13.32
Annual average                        14.61            2.53
-----------------------------------------------------------------
Life of fund                         127.99           15.58
Annual average                        15.41            2.55
-----------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect. Without the expense limitation, total returns would have been lower. For a portion of those periods, the fund was offered on a limited basis and had limited assets.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

                Fund's class A     MSCI World       Consumer price
Date             shares at POP        Index             index

1/3/95              9,425            10,000            10,000
9/30/95            10,687            11,524            10,200
9/30/96            12,413            13,100            10,506
9/30/97            16,618            16,259            10,739
9/30/98            15,668            16,281            10,892
9/30/99            19,908            21,079            11,172
9/30/00           $20,924           $22,799           $11,558

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $21,066 ($20,966 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $21,330 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,390 ($20,652 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

                       Class A         Class B      Class C       Class M
-----------------------------------------------------------------------------
Distributions
(number)                  4               1            1             1
-----------------------------------------------------------------------------
Income                 $0.259          $0.203       $0.207        $0.212
-----------------------------------------------------------------------------
Capital gains
  Long-term             0.432           0.432        0.432         0.432
-----------------------------------------------------------------------------
  Short-term            0.507           0.507        0.507         0.507
-----------------------------------------------------------------------------
  Total                $1.198          $1.142       $1.146        $1.151
-----------------------------------------------------------------------------
Share value:         NAV     POP         NAV          NAV       NAV     POP
-----------------------------------------------------------------------------
9/30/99             $14.06  $14.92     $13.94       $14.06     $14.00  $14.51
-----------------------------------------------------------------------------
9/30/00              13.56   14.39      13.38        13.53      13.46   13.95
-----------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of global equity securities with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended September 30, 2000

To the Trustees and Shareholders of
Putnam Global Growth and Income Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Growth and Income Fund (the "fund") at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2000




THE FUND'S PORTFOLIO
September 30, 2000

COMMON STOCKS (94.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (7.3%)
-------------------------------------------------------------------------------------------------------------------
             48,276 Abitibi-Consolidated Inc. (Canada)                                                 $    450,953
              4,900 Air Products & Chemicals, Inc.                                                          176,400
             23,495 Akzo-Nobel NV (Netherlands)                                                             990,764
             27,546 BOC Group PLC                                                                           364,381
             14,912 CRH PLC (Ireland)                                                                       237,323
            109,465 CSR, Ltd. (Australia)                                                                   240,391
             14,500 Dow Chemical Co.                                                                        361,594
             12,500 du Pont (E.I.) de Nemours & Co., Ltd.                                                   517,969
              5,500 Eastman Chemical Co.                                                                    203,156
             12,500 Freeport-McMoRan Copper & Gold Co., Inc., Class A (NON)                                 103,125
              5,500 Freeport-McMoRan Copper & Gold Co., Inc., Class B (NON)                                  48,469
              7,229 Henkel KGaA (Germany)                                                                   376,332
              3,500 International Paper Co.                                                                 100,406
            300,139 Jefferson Smurfit Group PLC (Ireland)                                                   519,018
              5,250 Lafarge Coppee (France)                                                                 361,261
              2,980 Minnesota Mining & Manufacturing Co.                                                    271,553
             15,200 Pohang Iron & Steel Company, Ltd. ADR (South Korea)                                     283,100
              6,400 PPG Industries, Inc.                                                                    254,000
             33,350 Rhodia S.A. (France)                                                                    362,177
             46,950 Sappi, Ltd. (South Africa)                                                              348,091
             14,601 Svenska Cellulosa AB (SCA) (Sweden)                                                     257,807
             90,000 Teijin, Ltd. (Japan)                                                                    374,896
              5,700 Temple Inland, Inc.                                                                     215,888
              7,300 Weyerhaeuser Co.                                                                        294,738
                                                                                                      -------------
                                                                                                          7,713,792

Capital Goods (4.7%)
-------------------------------------------------------------------------------------------------------------------
             73,534 Bae Systems PLC (United Kingdom)                                                        396,694
              8,825 Boeing Co.                                                                              555,975
             10,000 Cannon, Inc. (Japan)                                                                    443,395
              4,600 Caterpillar, Inc.                                                                       155,250
              6,200 Emerson Electric Co.                                                                    415,400
              3,100 General Dynamics Corp.                                                                  194,719
            238,883 Invensys PLC (United Kingdom)                                                           521,660
             11,500 Lockheed Martin Corp.                                                                   379,040
              7,900 Rockwell International Corp.                                                            238,975
              8,906 Schneider Electric S.A. (France)                                                        560,981
             30,539 SKF AB, Class B (Sweden)                                                                396,487
              5,900 United Technologies Corp.                                                               408,575
             18,600 Waste Management, Inc.                                                                  324,338
                                                                                                      -------------
                                                                                                          4,991,489

Communication Services (9.2%)
-------------------------------------------------------------------------------------------------------------------
              3,100 Alltel Corp.                                                                            161,781
             24,700 AT & T Corp.                                                                            725,563
             44,600 BCE, Inc. (Canada)                                                                    1,042,525
             19,100 BellSouth Corp.                                                                         768,775
             32,778 Cable & Wireless PLC (United Kingdom)                                                   467,503
              7,090 Hellenic Telecommunications Organization S.A. (Greece)                                  136,449
             38,307 Mahanager Telephone GDR 144A (India)                                                    196,323
                 93 Nippon Telegraph and Telephone Corp. (Japan) (NON)                                      912,524
             34,915 SBC Communications, Inc.                                                              1,745,750
             11,995 Sprint Corp.                                                                            351,603
             45,225 Telefonica S.A. (Spain) (NON)                                                           895,699
              8,700 Telefonos de Mexico S.A. ADR, Class L (Mexico)                                          462,731
             18,100 Verizon Communications                                                                  876,719
            146,000 Vodafone Group PLC (United Kingdom)                                                     544,865
             14,400 Worldcom, Inc. (NON)                                                                    437,400
                                                                                                      -------------
                                                                                                          9,726,210

Conglomerates (2.2%)
-------------------------------------------------------------------------------------------------------------------
             13,224 Canadian Pacific, Ltd.                                                                  343,766
            126,606 Cookson Group PLC (United Kingdom)                                                      354,599
              7,900 Cooper Industries, Inc.                                                                 278,475
              8,900 Honeywell International, Inc.                                                           317,063
             49,520 Smiths Industries PLC (United Kingdom)                                                  513,432
              9,500 Tyco International, Ltd.                                                                492,813
                                                                                                      -------------
                                                                                                          2,300,148

Consumer Cyclicals (4.0%)
-------------------------------------------------------------------------------------------------------------------
             22,000 Dai Nippon Printing Co., Ltd. (Japan) (NON)                                             326,854
              5,700 Federated Department Stores, Inc. (NON)                                                 148,913
             16,701 Ford Motor Co.                                                                          422,740
              4,800 General Motors Corp.                                                                    312,000
             18,000 Honda Motor Co., Ltd. (Japan) (NON)                                                     663,149
             21,200 Hyundai Motor Co., Ltd. (Korea)                                                         275,695
             10,846 Hyundai Motor Co., Ltd. GDR (Korea)                                                      67,788
             13,075 K mart Corp. (NON)                                                                       78,450
              6,200 Lowe's Cos., Inc.                                                                       278,225
             25,000 Marui Co., Ltd. (Japan) (NON)                                                           388,087
              3,130 McGraw-Hill, Inc.                                                                       198,951
             33,702 Reed International PLC (United Kingdom)                                                 267,488
             10,300 Target Corp.                                                                            263,938
             13,952 Valeo S.A. (France)                                                                     604,591
                                                                                                      -------------
                                                                                                          4,296,869

Consumer Staples (10.1%)
-------------------------------------------------------------------------------------------------------------------
             11,100 Albertsons, Inc.                                                                        233,100
             12,500 Anheuser-Busch Cos., Inc.                                                               528,906
              7,400 Avon Products, Inc.                                                                     302,475
             52,650 Bass PLC (United Kingdom)                                                               517,481
             28,089 British American Tobacco PLC (United Kingdom)                                           181,423
              7,450 Clorox Co.                                                                              294,741
             14,965 Coca-Cola Co.                                                                           824,946
             13,400 Coca-Cola Enterprises, Inc.                                                             213,563
              6,700 Comcast Corp., Class A (NON)                                                            274,281
             10,200 ConAgra, Inc.                                                                           204,638
            104,751 Diageo PLC (United Kingdom)                                                             935,899
             16,100 Disney (Walt) Productions, Inc.                                                         615,825
             96,060 Fomento Economico Mexicano, S.A. de C.V. (Mexico)                                       373,414
              3,800 General Motors Corp., Class H (NON)                                                     141,284
             72,292 Granada Compass PLC (United Kingdom) (NON)                                              676,345
              8,800 Heinz (H.J.) Co.                                                                        326,150
             15,100 Kellogg Co.                                                                             365,231
              8,400 Kimberly-Clark Corp.                                                                    468,825
             10,200 McDonald's Corp.                                                                        307,913
                205 Nestle S.A. (Switzerland)                                                               427,083
              9,100 PepsiCo, Inc.                                                                           418,600
             24,800 Philip Morris Cos., Inc.                                                                730,050
              4,400 Procter & Gamble Co.                                                                    294,800
             11,600 Rite Aid Corp.                                                                           46,400
             18,700 Sara Lee Corp.                                                                          379,844
             26,000 Shiseido Co., Ltd. (Japan) (NON)                                                        322,984
              6,400 SYSCO Corp.                                                                             296,400
                                                                                                      -------------
                                                                                                         10,702,601

Energy (7.9%)
-------------------------------------------------------------------------------------------------------------------
             11,700 Alberta Energy Co. Ltd. (Canada)                                                        485,782
             96,156 British Petroleum Co. PLC (United Kingdom)                                              855,554
              6,700 Chevron, Inc.                                                                           571,175
              4,600 Conoco, Inc., Class A                                                                   120,175
              9,700 Conoco, Inc., Class B                                                                   261,294
            133,247 Ente Nazionale Idrocarburi (ENI) SpA (Italy)                                            705,303
             22,800 ExxonMobil Corp.                                                                      2,032,040
              5,500 Halliburton Co.                                                                         269,156
              7,900 Petroleo Brasileiro ADR (Brazil) (NON)                                                  237,494
             18,700 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                       1,120,831
              3,200 Schlumberger, Ltd.                                                                      263,400
             11,800 Tosco Corp.                                                                             368,013
              6,759 Total Fina Elf S.A., Class B (France)                                                   988,631
              1,000 Transocean Sedco Forex, Inc.                                                             58,625
                                                                                                      -------------
                                                                                                          8,337,473

Financial (25.2%)
-------------------------------------------------------------------------------------------------------------------
             25,900 ABN AMRO Holding NV (Netherlands)                                                       603,213
              3,675 Aiful Corp. (Japan)                                                                     353,791
              1,884 Allianz AG (Germany)                                                                    617,457
             47,616 Allied Zurich PLC (United Kingdom)                                                      541,195
             10,800 Allstate Corp.                                                                          375,300
              6,940 American General Corp.                                                                  541,320
             76,826 AMP, Ltd. (Australia)                                                                   682,009
              3,600 AmSouth Bancorporation                                                                   45,000
              6,300 AON Corp.                                                                               247,275
              7,737 Assurances Generales de France (AGF) (France)                                           416,360
             38,953 Australia & New Zealand Banking Group, Ltd. (Australia)                                 280,012
              3,858 Axa S.A. (France)                                                                       503,722
             18,700 Bank of America Corp.                                                                   979,413
              9,200 Bank of New York Company, Inc.                                                          515,775
             33,218 Bank of Nova Scotia (Canada)                                                            966,217
             14,300 Bank One Corp.                                                                          552,338
             21,066 Barclays PLC (United Kingdom)                                                           582,857
              9,310 Charter One Financial, Inc.                                                             226,931
             11,700 Chase Manhattan Corp.                                                                   540,394
             31,100 Citigroup, Inc.                                                                       1,681,344
              9,500 Comerica, Inc.                                                                          555,156
             12,513 DBS Group Holdings, Ltd. (Singapore)                                                    138,090
             13,500 Fannie Mae                                                                              965,250
             12,700 First Union Corp.                                                                       408,781
             18,200 Firstar Corp.                                                                           407,225
             16,400 FleetBoston Financial Corp.                                                             639,600
              6,600 Freddie Mac                                                                             356,813
              3,100 Goldman Sachs Group, Inc. (The)                                                         353,206
              1,600 Groupe Bruxelles Lambert S.A. (Belgium)                                                 388,309
              5,180 Hartford Financial Services Group                                                       377,816
              6,600 Household International, Inc.                                                           373,725
              4,900 Huntington Bancshares, Inc.                                                              71,969
             14,837 Internationale Nederlanden Groep (ING) (Netherlands)                                    987,973
              7,030 Lincoln National Corp.                                                                  338,319
              4,800 MBNA Corp.                                                                              184,800
              6,100 Mellon Financial Corp.                                                                  282,888
              6,700 Merrill Lynch & Co., Inc.                                                               442,200
              7,200 Morgan Stanley, Dean Witter, Discover and Co.                                           658,350
             21,921 National Bank of Canada (Canada)                                                        346,865
              6,500 National City Corp.                                                                     143,813
             99,000 Nikko Securities Co., Ltd. (Japan)                                                      879,756
             18,000 Nomura Securities Co., Ltd. (Japan)                                                     391,558
             51,850 Overseas-Chinese Banking Corp. (Singapore)                                              327,825
              5,800 PNC Financial Services Group                                                            377,000
              7,200 Promise Co., Ltd. (Japan)                                                               556,512
             45,500 Royal Bank of Scotland Group PLC (United Kingdom)                                       960,316
             40,209 San Paolo-IMI SpA (Italy)                                                               653,401
              4,600 Summit Bancorp                                                                          158,700
              9,000 Synovus Financial Corp.                                                                 190,688
              3,840 The Chubb Corp.                                                                         303,840
             13,517 Toronto-Dominion Bank (Canada)                                                          397,215
              5,500 U.S. Bancorp                                                                            125,125
              1,779 UBS AG (Switzerland)                                                                    236,788
              8,800 Washington Mutual, Inc.                                                                 350,350
             17,300 Wells Fargo Co.                                                                         794,719
                547 Zurich Allied AG (Switzerland)                                                          252,924
                                                                                                      -------------
                                                                                                         26,629,788

Health Care (9.2%)
-------------------------------------------------------------------------------------------------------------------
             17,100 Abbott Laboratories                                                                     813,319
             12,050 American Home Products Corp.                                                            681,578
             10,470 AstraZeneca Group PLC (United Kingdom)                                                  548,422
             12,613 Aventis S.A. (France)                                                                   945,811
              5,115 Baxter International, Inc.                                                              408,241
             21,200 Bristol-Myers Squibb Co.                                                              1,211,050
              4,100 CIGNA Corp.                                                                             428,040
             11,000 Eisai Co., Ltd. (Japan)                                                                 347,218
              4,300 Johnson & Johnson                                                                       403,931
             18,600 Merck & Co., Inc.                                                                     1,384,538
             13,600 Pharmacia Corp.                                                                         818,550
             10,200 Schering-Plough Corp.                                                                   474,300
             52,850 SmithKline Beecham PLC (United Kingdom)                                                 723,710
             11,000 Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                             529,483
                                                                                                      -------------
                                                                                                          9,718,191

Technology (8.8%)
-------------------------------------------------------------------------------------------------------------------
              4,200 Alcatel (France)                                                                        268,630
             18,700 BMC Software, Inc. (NON)                                                                357,638
             18,700 Compaq Computer Corp.                                                                   515,746
             12,500 Computer Associates International, Inc.                                                 314,844
              6,500 Eastman Kodak Co.                                                                       265,688
             10,400 Electronic Data Systems Corp.                                                           431,600
             31,000 Fujitsu Ltd. (Japan) (NON)                                                              720,263
              5,600 Hewlett-Packard Co.                                                                     543,200
              2,300 Hirose Electric Co., Ltd. (Japan)                                                       300,194
             13,300 IBM Corp.                                                                             1,496,250
             16,355 Koninklijke Philips Electronics NV (Netherlands)                                        703,672
              3,680 Lexmark International Group, Inc., Class A (NON)                                        138,000
             47,200 Misys PLC (United Kingdom)                                                              442,986
             18,000 NEC Corp. (Japan) (NON)                                                                 409,053
             18,000 Ricoh Co., Ltd. (Japan) (NON)                                                           327,409
              2,710 Samsung Electronics Co. (South Korea)                                                   490,960
              1,840 Seagate Technology, Inc. (NON)                                                          126,960
             70,000 Taiwan Semiconductor Manufacturing Co. (Taiwan) (NON)                                   232,514
              3,600 TDK Corp. (Japan)                                                                       456,540
             51,000 Toshiba Corp. (Japan)                                                                   411,191
             20,000 Xerox Corp.                                                                             301,250
                                                                                                      -------------
                                                                                                          9,254,588

Transportation (0.6%)
-------------------------------------------------------------------------------------------------------------------
             12,400 Burlington Northern Santa Fe Corp.                                                      267,375
             16,565 Deutsche Lufthansa AG (Germany)                                                         338,306
                                                                                                      -------------
                                                                                                            605,681

Utilities (5.6%)
-------------------------------------------------------------------------------------------------------------------
              5,660 CP&L, Inc.                                                                              235,951
              5,300 Dominion Resources, Inc.                                                                307,731
              5,200 Duke Energy Corp.                                                                       445,900
             18,281 E.On AG (Germany)                                                                       941,846
              6,400 Edison International                                                                    123,600
              2,600 El Paso Energy Corp.                                                                    160,225
             10,350 Entergy Corp.                                                                           385,538
            123,434 Hongkong Electric Holdings, Ltd. (Hong Kong)                                            381,541
             47,410 Iberdrola S.A. (Spain)                                                                  602,281
              3,100 Pacific Gas & Electric Co.                                                               74,981
              6,100 Public Service Enterprise Group, Inc.                                                   272,594
             58,433 Scottish & Southern Energy PLC (United Kingdom)                                         476,729
            125,173 Scottish Power PLC (United Kingdom)                                                     971,280
              8,900 TXU Corp.                                                                               352,663
              4,800 Williams Cos., Inc.                                                                     202,800
                                                                                                      -------------
                                                                                                          5,935,660
                                                                                                      -------------
                    Total Common Stocks (cost $99,847,835)                                            $ 100,212,490


UNITS (0.4%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             59,900 Taiwan Semiconductor Manufacturing Co., structured note
                    (Issued by UBS AG Warburg Dillon Read),
                    3.70%, 2001, (Taiwan)                                                             $     209,153
             78,600 Vodafone, structured warrant (Issued by Lehman Brothers
                    Finance S.A.), 2000, (United Kingdom)                                                   237,860
                                                                                                      -------------
                    Total Units (cost $518,228)                                                       $     447,013


CONVERTIBLE PREFERRED STOCKS (0.1%) (a) (cost $214,240)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              4,600 K mart Financing I 3.875 cum. cv. pfd.                                            $     142,025


SHORT-TERM INVESTMENTS (5.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $       10,000 U.S. Treasury Notes zero %, December 21, 2000 (SEG)                               $       9,849
          3,000,000 Interest in $843,280,000 joint repurchase agreement dated
                    September 29, 2000 with Morgan Stanley & Co., Inc. due
                    October 2, 2000, with respect to various U.S. Government
                    Agency obligations -- maturity value of $3,001,658 for an
                    effective yield of 6.63%                                                              3,000,000
          2,976,000 Interest in $800,000,000 joint repurchase agreement dated
                    September 29, 2000 with S.B.C. Warburg, Inc. due
                    October 2, 2000, with respect to various U.S. Government
                    Agency obligations -- maturity value of $2,977,649 for an
                    effective yield of 6.65%                                                              2,976,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $5,985,849)                                    $   5,985,849
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $106,566,152) (b)                                         $ 106,787,377
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $105,665,819.

  (b) The aggregate identified cost on a tax basis is $107,943,404, resulting in gross unrealized appreciation and depreciation of $8,314,858 and $9,470,885, respectively, or net unrealized depreciation of $1,156,027.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary
      Receipts, or Global Depositary Receipts,representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2000:
      (as percentage of Market Value)

           Australia            1.1%
           Canada               3.5
           France               4.7
           Germany              2.1
           Italy                1.3
           Japan                8.5
           Netherlands          4.1
           Spain                1.4
           United Kingdom      11.0
           United States       55.9
           Others               6.4
                              -----
           Total              100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 2000
(aggregate face value $2,431,343)

                                                                   Unrealized
                                      Aggregate Face  Delivery    Appreciation
                      Market Value         Value        Date     (Depreciation)
------------------------------------------------------------------------------
Euro Dollars            $2,059,317      $2,278,619    10/18/00      $(219,302)
Euro Dollars               156,719         152,724    12/15/00          3,995
------------------------------------------------------------------------------
                                                                    $(215,307)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 2000

                            Market    Aggregate Face  Delivery     Unrealized
                            Value          Value        Date      Appreciation
------------------------------------------------------------------------------
Canadian Dollars          $884,542        $898,526     2/12/01        $13,984
------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2000

                                       Aggregate Face  Expiration  Unrealized
                        Total Value         Value        Date     Depreciation
------------------------------------------------------------------------------
Dax Index (Long)          $151,606        $161,776      Dec-00       $(10,170)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $106,566,152) (Note 1)    $106,787,377
-------------------------------------------------------------------------------------------
Foreign currency (cost $370,567)                                                    374,937
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           252,892
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              629,206
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    4,269,117
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                       17,979
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        882
-------------------------------------------------------------------------------------------
Total assets                                                                    112,332,390

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    176,132
-------------------------------------------------------------------------------------------
Payable for variation margin                                                            860
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  5,464,333
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          377,105
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        205,168
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           75,169
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         7,886
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,124
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               71,646
-------------------------------------------------------------------------------------------
Payable for open forward contracts                                                  219,302
-------------------------------------------------------------------------------------------
Payable for closed forward contracts                                                 41,416
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               26,430
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,666,571
-------------------------------------------------------------------------------------------
Net assets                                                                     $105,665,819

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $102,039,940
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (235,139)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                            3,855,115
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                          5,903
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $105,665,819

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($63,055,369 divided by 4,649,889 shares)                                            $13.56
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.56)*                              $14.39
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($37,356,157 divided by 2,792,178 shares)**                                          $13.38
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,392,356 divided by 176,818 shares)**                                             $13.53
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,861,937 divided by 212,560 shares)                                               $13.46
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.46)*                              $13.95
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $132,928)                                       $1,813,734
-------------------------------------------------------------------------------------------
Interest                                                                            183,784
-------------------------------------------------------------------------------------------
Total investment income                                                           1,997,518

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    687,766
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      331,557
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   12,133
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,572
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               118,910
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               340,514
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                14,625
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                21,815
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                          804
-------------------------------------------------------------------------------------------
Other                                                                               111,756
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,644,452
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (24,371)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,620,081
-------------------------------------------------------------------------------------------
Net investment income                                                               377,437
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  4,195,258
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                               28,595
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                         (60,475)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                 (226,032)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year             (929,050)
-------------------------------------------------------------------------------------------
Net gain on investments                                                           3,008,296
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $3,385,733
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $    377,437      $   106,352
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                           4,163,378        5,280,947
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies           (1,155,082)       5,551,131
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    3,385,733       10,938,430
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                               (737,087)        (178,962)
--------------------------------------------------------------------------------------------------
   Class B                                                               (440,375)         (51,905)
--------------------------------------------------------------------------------------------------
   Class C                                                                (10,200)            (168)
--------------------------------------------------------------------------------------------------
   Class M                                                                (45,749)          (6,805)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (2,534,576)        (572,711)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,037,004)        (442,734)
--------------------------------------------------------------------------------------------------
   Class C                                                                (46,269)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (202,632)         (48,134)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      40,919,864       17,588,405
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           38,251,705       27,225,416

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      67,414,114       40,188,698
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed net investment
income of $235,139 and $386,372, respectively)                       $105,665,819      $67,414,114
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.06       $11.39       $12.50       $10.77        $9.64
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .11(d)       .07(d)       .16(a)(d)    .14(a)       .21(a)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .59         2.98         (.87)        3.13         1.30
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .70         3.05         (.71)        3.27         1.51
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.26)        (.09)        (.09)        (.23)        (.36)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.94)        (.29)        (.31)       (1.31)        (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.20)        (.38)        (.40)       (1.54)        (.38)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.56       $14.06       $11.39       $12.50       $10.77
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.10        27.06        (5.72)       33.88        16.14
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $63,055      $36,082      $22,091       $2,885       $2,077
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.59         1.69         1.70(a)      1.48(a)      1.27(a)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .77          .53         1.14(a)      1.19(a)      2.03(a)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 68.22        68.46        62.96       103.92       222.89
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended
    September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997 and September 30, 1996, reflect a reduction of approximately $.07 and $.09 per share for class A, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Amount represents less than $0.01 per share.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------
                                                             For the period
Per-share                                  Year ended         Nov. 3, 1997+
operating performance                       Sept. 30          to Sept. 30
---------------------------------------------------------------------------
                                        2000         1999         1998
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.94       $11.34       $12.01
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (d)                 --(e)      (.03)         .04(a)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .58         2.95         (.35)
---------------------------------------------------------------------------
Total from
investment operations                    .58         2.92         (.31)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.20)        (.03)        (.05)
---------------------------------------------------------------------------
From net realized gain
on investments                          (.94)        (.29)        (.31)
---------------------------------------------------------------------------
Total distributions                    (1.14)        (.32)        (.36)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.38       $13.94       $11.34
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.26        26.08        (2.62)*
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $37,356      $28,105      $16,315
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.34         2.44         2.24(a)*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .01         (.23)         .39(a)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 68.22        68.46        62.96
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997 and September 30, 1996, reflect a reduction of approximately $.07 and $.09 per share for class A, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Amount represents less than $0.01 per share.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  July 26, 1999+
operating performance                 Sept. 30    to Sept. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.06       $14.56
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (d)                .01         (.01)
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .61         (.48)
--------------------------------------------------------------
Total from
investment operations                    .62         (.49)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.21)        (.01)
--------------------------------------------------------------
From net realized gain
on investments                          (.94)          --
--------------------------------------------------------------
Total distributions                    (1.15)        (.01)
--------------------------------------------------------------
Net asset value,
end of period                         $13.53       $14.06
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.48        (3.40)*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,392         $515
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.34          .44*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .09         (.10)*
--------------------------------------------------------------
Portfolio turnover (%)                 68.22        68.46
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997 and September 30, 1996, reflect a reduction of approximately $.07 and $.09 per share for class A, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Amount represents less than $0.01 per share.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                                             For the period
Per-share                                  Year ended         Nov. 3, 1997+
operating performance                       Sept. 30          to Sept. 30
---------------------------------------------------------------------------
                                        2000         1999         1998
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.00       $11.35       $12.01
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (d)                .03           --(e)       .07(a)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .58         2.98         (.36)
---------------------------------------------------------------------------
Total from
investment operations                    .61         2.98         (.29)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.21)        (.04)        (.06)
---------------------------------------------------------------------------
From net realized gain
on investments                          (.94)        (.29)        (.31)
---------------------------------------------------------------------------
Total distributions                    (1.15)        (.33)        (.37)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.46       $14.00       $11.35
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.46        26.57        (2.48)*
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,862       $2,712       $1,783
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.09         2.19         2.02(a)*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .24          .03          .62(a)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 68.22        68.46        62.96
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997 and September 30, 1996, reflect a reduction of approximately $.07 and $.09 per share for class A, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Amount represents less than $0.01 per share.


NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam Global Growth and Income Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income as a secondary objective by investing primarily in common stocks of companies worldwide.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A but lower than class B and C shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2000, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2000, the fund reclassified $234,463 to decrease distributions in excess of net investment income and $29,519 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $204,944. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. The expenses have been fully amortized over a five year period as of September 30, 2000.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 2000, fund expenses were reduced by $24,371 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $558 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $108,513 and $1,773 from the sale of class A and class M shares, respectively and received $60,723 and $904 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $27,055 from the redemption of class A shares.

Note 3
Purchases and sales

During the year ended September 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $87,610,121 and $55,634,796, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,574,201         $48,633,746
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  232,368           3,106,638
---------------------------------------------------------------------------
                                             3,806,569          51,740,384

Shares
repurchased                                 (1,723,839)        (23,413,867)
---------------------------------------------------------------------------
Net increase                                 2,082,730         $28,326,517
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,343,321         $18,476,863
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   57,493             737,033
---------------------------------------------------------------------------
                                             1,400,814          19,213,896

Shares
repurchased                                   (773,500)        (10,587,836)
---------------------------------------------------------------------------
Net increase                                   627,314         $ 8,626,060
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,276,724         $17,129,171
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  176,150           2,333,995
---------------------------------------------------------------------------
                                             1,452,874          19,463,166

Shares
repurchased                                   (677,528)         (9,037,279)
---------------------------------------------------------------------------
Net increase                                   775,346         $10,425,887
---------------------------------------------------------------------------

                                               Year ended September 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    957,033         $13,040,713
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   37,264             471,017
---------------------------------------------------------------------------
                                               994,297          13,511,730

Shares
repurchased                                   (416,456)         (5,565,754)
---------------------------------------------------------------------------
Net increase                                   577,841         $ 7,945,976
---------------------------------------------------------------------------

                                               Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    161,803          $2,174,153
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,601              48,143
---------------------------------------------------------------------------
                                               165,404           2,222,296

Shares
repurchased                                    (25,219)           (340,843)
---------------------------------------------------------------------------
Net increase                                   140,185          $1,881,453
---------------------------------------------------------------------------

                                               For the period July 26, 1999
                                            (commencement of operations) to
                                                         September 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     36,694            $534,135
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        8                 120
---------------------------------------------------------------------------
                                                36,702             534,255

Shares
repurchased                                        (69)             (1,017)
---------------------------------------------------------------------------
Net increase                                    36,633            $533,238
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     65,212            $895,558
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,598             247,541
---------------------------------------------------------------------------
                                                83,810           1,143,099

Shares
repurchased                                    (64,994)           (857,092)
---------------------------------------------------------------------------
Net increase                                    18,816            $286,007
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     77,602          $1,030,825
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,326              54,810
---------------------------------------------------------------------------
                                                81,928           1,085,635

Shares
repurchased                                    (45,211)           (602,504)
---------------------------------------------------------------------------
Net increase                                    36,717          $  483,131
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $3,552,494 as capital gain, for its taxable year ended September 30, 2000.

The fund has designated 36.82% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenstner
Vice President and Fund Manager

Colin Moore
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

George W. Stairs
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN063-65460  197/2HP/2HQ  11/00